                           THE AARP VARIABLE ANNUITY

                             SEPARATE ACCOUNT AMLVA
                    AMERICAN MATURITY LIFE INSURANCE COMPANY
                                 P.O. BOX 7005
                            PASADENA, CA 91109-7005
                           TELEPHONE: 1-800-923-3334

This Prospectus describes information you should know before you purchase The AARP Variable Annuity. Please read it carefully.

This Prospectus describes the AARP Variable Annuity, a group flexible premium variable annuity contract. American Maturity Life Insurance Company ("American Maturity" or "Company" or "We" or "Us") offers the AARP Variable Annuity by issuing you a Certificate or Contract ("Certificate") if you are eligible. We offer the Certificate to members of the American Association of Retired Persons ("AARP") for retirement planning purposes, where you agree to make at least one Premium Payment to us and we agree to make a series of Annuity Payments at a later date. This Annuity is a flexible premium, tax-deferred, variable annuity. It is:

x  Flexible, because you may add Premium Payments at any time.

x Tax-deferred, which means you don't pay taxes until you take money out or until we start to make Annuity Payments.

x Variable, because the value of your Annuity will fluctuate with the performance of the underlying funds.

At the time you purchase your Annuity, you allocate your Premium Payment to "Sub-Accounts." These are subdivisions of our Separate Account, an account that keeps your Annuity assets separate from our company assets. The Sub-Accounts then purchase shares of mutual funds set up exclusively for variable annuity or variable life insurance products. These are not the same mutual funds that you buy through your stockbroker or through a retail mutual fund. They may have similar investment strategies and the same portfolio managers as retail mutual funds. This Annuity offers you Funds with investment strategies ranging from conservative to aggressive and you may pick those Funds that meet your investment goals and risk tolerance. The Sub-Accounts and the Funds are listed below:

- Money Market Portfolio of the Scudder Variable Life Investment Fund

- Bond Portfolio of the Scudder Variable Life Investment Fund

- Balanced Portfolio of the Janus Aspen Series

- Capital Growth Portfolio of the Scudder Variable Life Investment Fund

- Growth and Income Portfolio of the Scudder Variable Life Investment Fund

- Partners Portfolio of Neuberger Berman Advisers Management Trust

- Appreciation Portfolio (formerly named Capital Appreciation Portfolio) of the Dreyfus Variable Investment Fund

- Small Cap Portfolio of the Dreyfus Variable Investment Fund

- Worldwide Growth Portfolio of the Janus Aspen Series

You may also allocate some or all of your Premium Payment to the "Fixed Account," which pays an interest rate guaranteed for a certain time period from the time the Premium Payment is made. Premium Payments allocated to the Fixed Account are not segregated from our company assets like the assets of the Separate Account.

If you decide to buy this Annuity, you should keep this prospectus for your records. You can also call us at 1-800-923-3334 to get a Statement of Additional Information, free of charge. The Statement of Additional Information contains more information about this Annuity and, like this prospectus, is filed with the Securities and Exchange Commission ("SEC"). We have included the Table of Contents for the Statement of Additional Information at the end of this prospectus. Although we file the prospectus and the Statement of Additional information with the SEC, the SEC doesn't approve or disapprove these securities or determine if the information is truthful or complete. Anyone who represents that the SEC does these things may be guilty of a criminal offense.

This Prospectus and the Statement of Additional Information can also be obtained from the SEC's website (HTTP:// WWW.SEC.GOV).

This Annuity IS NOT:

-  A bank deposit or obligation

-  Federally insured

-  Endorsed by any bank or governmental agency

This Annuity may not be available for sale in all states.
--------------------------------------------------------------------------------
PROSPECTUS DATED: MAY 1, 2000
STATEMENT OF ADDITIONAL INFORMATION DATED: MAY 1, 2000

AMERICAN MATURITY LIFE INSURANCE COMPANY                                       3
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                                PAGE
                                                              --------
DEFINITIONS.................................................      4
FEE TABLE...................................................      6
ANNUAL FUND OPERATING EXPENSES..............................      6
ACCUMULATION UNIT VALUES....................................      8
HIGHLIGHTS..................................................      9
GENERAL CERTIFICATE INFORMATION.............................     10
  American Maturity Life Insurance Company..................     10
  The Separate Account......................................     10
  The Funds.................................................     10
  Investment Advisers to the Fund...........................     11
PERFORMANCE RELATED INFORMATION.............................     12
THE FIXED ACCOUNT...........................................     12
THE CERTIFICATE.............................................     13
  Purchases and Certificate Value...........................     13
  Charges and Fees..........................................     15
  Death Benefit.............................................     16
  Surrenders................................................     18
ANNUITY OPTIONS.............................................     19
OTHER PROGRAMS AVAILABLE....................................     21
OTHER INFORMATION...........................................     21
  Legal Matters and Experts.................................     21
  More Information..........................................     21
FEDERAL TAX CONSIDERATIONS..................................     22
  A. General................................................     22
  B. Taxation of American Maturity and the Separate
   Account..................................................     22
  C. Taxation of Annuities -- General Provisions Affecting
   Purchasers Other Than Qualified Retirement Plans.........     22
  D. Federal Income Tax Withholding.........................     25
  E. General Provisions Affecting Qualified Retirement
   Plans....................................................     25
  F. Annuity Purchases By Nonresident Aliens................     25
  G. Generation-Skipping Transfers..........................     25
TABLE OF CONTENTS TO STATEMENT OF ADDITIONAL INFORMATION....     26
APPENDIX I -- INFORMATION REGARDING TAX-QUALIFIED RETIREMENT
  PLANS.....................................................     27

4                                       AMERICAN MATURITY LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

                                  DEFINITIONS

    These terms are capitalized when used throughout this Prospectus. Please refer to these defined terms if you have any questions as you read your prospectus.

ACCOUNT: Any of the Sub-Accounts or Fixed Account.

ACCUMULATION UNITS: If you allocate your Premium Payment to any of the Sub-Accounts, we will convert those payments into Accumulation Units in the selected Sub-Accounts. Accumulation Units are valued at the end of each Business Day and are used to calculate the value of your Certificate prior to Annuitization.

ACCUMULATION UNIT VALUE: The daily price of Accumulation Units on any Business Day.

ADMINISTRATION CHARGE: The dollar amount that We deduct to cover administrative expenses. This charge is an annual percentage. It will be shown on your Certificate on the page entitled "Certificate Specifications."

ADMINISTRATIVE OFFICE OF THE COMPANY: Our location and overnight mailing address is: American Maturity Life Insurance Company, c/o FCNPC, 1111 South Arroyo Parkway, First Floor, Pasadena, California 91109-7122. Our standard mailing address is: American Maturity Life Insurance Company, P.O. Box 7005, Pasadena, California 91109-7005.

AMERICAN MATURITY LIFE INSURANCE COMPANY: American Maturity Life, we, us or our. We do not capitalize "we," "us," or "our" in the prospectus.

ANNIVERSARY VALUE: The value equal to the Certificate Value as of a Certificate Anniversary, increased by the dollar amount of any Premium Payments made since that anniversary and reduced by the dollar amount of any partial Surrenders since that anniversary.

ANNUAL FEE: An annual $25 charge deducted the day before the Certificate Anniversary or upon full Surrender if the Certificate Value at either of those times is less than $50,000. The charge is deducted proportionately from each Account in which you are invested.

ANNUAL WITHDRAWAL AMOUNT: This is the amount you can Surrender per Certificate Year without paying a Contingent Deferred Sales Charge. This amount is non-cumulative, meaning that it cannot be carried over from one year to the next.

ANNUITANT: The person on whose life the Certificate is based. The Annuitant may not be changed after your Certificate is issued.

ANNUITIZATION: The time when regularly scheduled Annuity Payments begin.

ANNUITY: This is a Certificate issued by us that provides, in exchange for Premium Payments, a series of Annuity Payments. This Certificate allows your Premium Payments and earnings to accumulate tax deferred until Surrenders are taken or Annuity Payments are made.

ANNUITY COMMENCEMENT DATE: The date we start to make Annuity Payments.

ANNUITY PAYMENT: The money we pay out after the Annuity Commencement Date for the duration and frequency you select.

ANNUITY PAYMENT OPTION: Any of the options available for payment after the Annuity Commencement Date or death of the Certificate Owner or Annuitant.

ANNUITY UNIT(S): The unit of measure we use to calculate the value of your Annuity Payments under a variable dollar amount Annuity Payment Option.

ANNUITY UNIT VALUE: The daily price of Annuity Units on any Business Day.

BENEFICIARY: The person(s) entitled to receive a Death Benefit upon the death of the Contract Owner or Annuitant.

BUSINESS DAY: Every day the New York Stock Exchange is open for trading. Values of the Separate Account are determined as of the close of the New York Stock Exchange, generally 4:00 p.m. Eastern Time.

CERTIFICATE: Your annuity policy. The Certificate is issued by Us to you. It is evidence that you, or someone on your behalf, made a premium payment under the group contract issued to us by the AARP Group Annuity Trust.

CERTIFICATE ANNIVERSARY: The anniversary of the date we issued your Certificate. If the Certificate Anniversary falls on a Non-Business Day, then the Certificate Anniversary will be the next Business Day.

CERTIFICATE OWNER OR YOU: The owner or holder of this Annuity. We do not capitalize "you" in the prospectus.

CERTIFICATE VALUE: The total value of the Accounts on any Business Day.

CERTIFICATE YEAR: Any 12 month period between Certificate Anniversaries, beginning with the date the Certificate was issued.

CODE: The Internal Revenue Code of 1986, as amended.

CONTINGENT ANNUITANT: The person you may designate to become the Annuitant if the original Annuitant dies before the Annuity Commencement Date. You must name a Contingent Annuitant before the original Annuitant's death.

CONTINGENT DEFERRED SALES CHARGE: The deferred sales charge that may apply when you make a full or partial Surrender.

AMERICAN MATURITY LIFE INSURANCE COMPANY                                       5
--------------------------------------------------------------------------------

DEATH BENEFIT: The amount payable after the Certificate Owner or the Annuitant dies.

DOLLAR COST AVERAGING: A program that allows you to systematically make transfers between Accounts available in your Certificate.

FIXED ACCOUNT: Part of our General Account, where you may allocate all or a portion of your Certificate Value.

GENERAL ACCOUNT: The General Account includes our company assets and any money you have invested in the Fixed Account.

JOINT ANNUITANT: The person on whose life Annuity Payments are based if the Annuitant dies after Annuitization. You may name a Joint Annuitant only if your Annuity Payment Option provides for a survivor. The Joint Annuitant may not be changed.

NET INVESTMENT FACTOR: This is used to measure the investment performance of a Sub-Account from one Business Day to the next, and is also used to calculate your Annuity Payment amount.

NON-QUALIFIED CERTIFICATE: A Certificate that is not defined as a tax-qualified retirement plan by the Code.

NON-BUSINESS DAY: Any day the New York Stock Exchange is not open for trading.

PORTFOLIOS: The investment options described in this prospectus or any supplements to the prospectus.

PREMIUM PAYMENT: Money sent to us to be invested in your Annuity.

PREMIUM TAX: A tax charged by a state or municipality on Premium Payments.

REQUIRED MINIMUM DISTRIBUTION: A federal requirement that individuals age 70 1/2 and older must take a distribution from their tax-qualified retirement account by December 31, each year.

SEPARATE ACCOUNT: An account that we established to separate the assets of the variable Sub-Accounts from the assets of the company.

SUB-ACCOUNT: A division of the Separate Account that purchases the Funds available in this Certificate.

SUB-ACCOUNT VALUE: The value on or before the Annuity Commencement Date, which is determined on any day by multiplying the number of Accumulation Units by the Accumulation Unit Value for that Sub-Account.

SURRENDER: A complete or partial withdrawal from your Certificate.

SURRENDER VALUE: The amount we pay you if you terminate your Certificate before the Annuity Commencement Date. The Surrender Value is equal to the Certificate Value minus any applicable charges.

VALUATION PERIOD: The time span between the close of trading on the New York Stock Exchange from one Business Day to the next.

6                                       AMERICAN MATURITY LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

                                   FEE TABLE

                       CERTIFICATE OWNER TRANSACTION EXPENSES

Sales Charge Imposed on Purchases (as a percentage of
  premium payments).........................................    None
Contingent Deferred Sales Charge (as a percentage of premium payments)
    First Year (1)..........................................       5%
    Second Year (1).........................................       4%
    Third Year (1)..........................................       3%
    Fourth Year (1).........................................       2%
    Fifth Year (1)..........................................       1%
    Sixth Year (1)..........................................       0%
    Transfer Fee (2)........................................    None
    Withdrawal Fee (3)......................................    None
    Annual Maintenance Fee (4)..............................  $   25

---------

(1) Length of time from Certificate Date in years.

(2) We reserve the right to impose a transaction fee in the future of up to $15.00 per transfer in excess of 12 in any Certificate Year. See "The Certificate -- Transfers Between the Sub-Accounts/Fixed Account."

(3) We reserve the right to impose a withdrawal fee in the future of up to $15.00 per withdrawal on withdrawals in excess of 12 in any Certificate Year. See "The Certificate -- Surrenders."

(4) This fee will be charged on the day before each Certificate Anniversary prior to your Annuity Commencement Date and at the time of a full surrender unless your Certificate Value is at least $50,000 on that date.

                        SEPARATE ACCOUNT ANNUAL EXPENSES
              (as a percentage of average daily Sub-Account value)

Mortality and Expense Risk Charge...........................    0.65%
Administration Fee..........................................    0.20%
Total Separate Account Expenses.............................    0.85%

    The purpose of the Fee Table and Example is to assist you in understanding various costs and expenses that you will pay directly or indirectly. The Fee Table and Example reflect expenses of the Separate Account and underlying Funds. We will deduct any Premium Taxes that apply.

    The Examples should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown. The Annual Maintenance Fee has been reflected in the Example by a method intended to show the "average" impact of the Annual Maintenance Fee on an investment in the Separate Account. We do this by approximating an "average" 0.06% annual charge.

                         ANNUAL FUND OPERATING EXPENSES
                           as of the Fund's Year End
                        (as a percentage of net assets)

                                                                                             TOTAL FUND
                                                                                             OPERATING
                                                                                 OTHER        EXPENSES
                                                              MANAGEMENT FEES   EXPENSES   (WITH WAIVERS)
                                                              ---------------   --------   --------------
Scudder VLIF -- Money Market Portfolio......................       0.37%          0.06%         0.43%
Scudder VLIF -- Bond Portfolio..............................       0.48%          0.09%         0.57%
Janus Aspen -- Balanced Portfolio (1).......................       0.65%          0.02%         0.67%
Scudder VLIF -- Capital Growth Portfolio....................       0.46%          0.03%         0.49%
Scudder VLIF -- Growth and Income Portfolio.................       0.47%          0.08%         0.55%
Neuberger Berman AMT -- Partners Portfolio..................       0.80%          0.07%         0.87%
Dreyfus VIF -- Appreciation Portfolio (formerly named
  Capital Appreciation Portfolio)...........................       0.75%          0.03%         0.78%
Dreyfus VIF -- Small Cap Portfolio..........................       0.75%          0.03%         0.78%
Janus Aspen -- Worldwide Growth Portfolio (1)...............       0.65%          0.05%         0.70%

(1) Janus Aspen Series. Expenses are based upon expenses for the fiscal year ended December 31, 1999, restated to reflect a reduction in the management fee for Worldwide Growth and Balanced Portfolios. All expenses are shown without the effect of expense offset arrangements.

AMERICAN MATURITY LIFE INSURANCE COMPANY                                       7
--------------------------------------------------------------------------------

EXAMPLE

                                  If you Surrender your Contract at           If you annuitize your Contract at
                                  the end of the applicable time              the end of the applicable time
                                  period you would pay the                    period you would pay the
                                  following expenses on a $1,000              following expenses on a $1,000
                                  investment, assuming a 5%                   investment, assuming a 5%
                                  annual return on assets:                    annual return on assets:
SUB-ACCOUNT                        1 YEAR    3 YEARS    5 YEARS    10 YEARS    1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                  --------   --------   --------   --------   --------   --------   --------   --------
Scudder VLIF -- Money Market
  Portfolio.....................    $60        $72        $ 83       $161       $13        $42        $73        $160
Scudder VLIF -- Bond
  Portfolio.....................    $61        $77        $ 91       $177       $15        $46        $80        $176
Janus Aspen -- Balanced
  Portfolio.....................    $62        $80        $ 96       $188       $16        $49        $86        $187
Scudder VLIF -- Capital Growth
  Portfolio.....................    $60        $74        $ 87       $168       $14        $44        $76        $167
Scudder VLIF -- Growth and
  Income Portfolio..............    $61        $76        $ 90       $174       $14        $46        $79        $174
Neuberger Berman AMT --
  Partners Portfolio............    $64        $86        $107       $210       $18        $56        $96        $209
Dreyfus VIF -- Appreciation
  Portfolio.....................    $63        $83        $102       $200       $17        $53        $91        $199
Dreyfus VIF -- Small Cap
  Portfolio.....................    $63        $83        $102       $200       $17        $53        $91        $199
Janus Aspen -- Worldwide Growth
  Portfolio.....................    $63        $81        $ 98       $191       $16        $50        $87        $190


                                  If you do not Surrender your
                                  Contract, you would pay the
                                  following expenses on a $1,000
                                  investment, assuming a 5%
                                  annual return on assets:
SUB-ACCOUNT                        1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                  --------   --------   --------   --------
Scudder VLIF -- Money Market
  Portfolio.....................    $14        $42        $73        $161
Scudder VLIF -- Bond
  Portfolio.....................    $15        $47        $81        $177
Janus Aspen -- Balanced
  Portfolio.....................    $16        $50        $86        $188
Scudder VLIF -- Capital Growth
  Portfolio.....................    $14        $44        $77        $168
Scudder VLIF -- Growth and
  Income Portfolio..............    $15        $46        $80        $174
Neuberger Berman AMT --
  Partners Portfolio............    $18        $56        $97        $210
Dreyfus VIF -- Appreciation
  Portfolio.....................    $17        $53        $92        $200
Dreyfus VIF -- Small Cap
  Portfolio.....................    $17        $53        $92        $200
Janus Aspen -- Worldwide Growth
  Portfolio.....................    $16        $51        $88        $191

8                                       AMERICAN MATURITY LIFE INSURANCE COMPANY
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                            ACCUMULATION UNIT VALUES
          (FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT THE PERIOD)

    The following information has been derived from the audited financial statements of the Separate Account, which have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report with respect thereto, and should be read in conjunction with those statements which are included in the Statement of Additional Information, which is incorporated by reference in this Prospectus.

                                                                 YEAR ENDED DECEMBER 31,
                                                              ------------------------------
SUB-ACCOUNTS                                                    1999       1998       1997
------------                                                  --------   --------   --------
SCUDDER VLIF -- MONEY MARKET PORTFOLIO (INCEPTION DATE
 MARCH 17, 1997)
Accumulation unit value at beginning of period..............  $10.804    $10.348    $10.000
Accumulation unit value at end of period....................  $11.247    $10.804    $10.348
Number accumulation units outstanding at end of period (in
 thousands).................................................      428        370         33
SCUDDER VLIF -- BOND PORTFOLIO (INCEPTION DATE MARCH 17,
 1997)
Accumulation unit value at beginning of period..............  $11.434    $10.820    $10.000
Accumulation unit value at end of period....................  $11.230    $11.434    $10.820
Number accumulation units outstanding at end of period (in
 thousands).................................................      769        617         52
JANUS ASPEN -- BALANCED PORTFOLIO (INCEPTION DATE MARCH 17,
 1997)
Accumulation unit value at beginning of period..............  $15.359    $11.535    $10.000
Accumulation unit value at end of period....................  $19.303    $15.359    $11.535
Number accumulation units outstanding at end of period (in
 thousands).................................................      435        253         26
SCUDDER VLIF -- CAPITAL GROWTH PORTFOLIO (INCEPTION DATE
 MARCH 17, 1997)
Accumulation unit value at beginning of period..............  $15.252    $12.483    $10.000
Accumulation unit value at end of period....................  $20.453    $15.252    $12.483
Number accumulation units outstanding at end of period (in
 thousands).................................................      245        188         45
SCUDDER VLIF -- GROWTH AND INCOME PORTFOLIO (INCEPTION DATE
 MARCH 17, 1997)
Accumulation unit value at beginning of period..............  $12.848    $12.121    $10.000
Accumulation unit value at end of period....................  $13.514    $12.848    $12.121
Number accumulation units outstanding at end of period (in
 thousands).................................................      897        805        170
NEUBERGER BERMAN AMT -- PARTNERS PORTFOLIO (INCEPTION DATE
 MARCH 17, 1997)
Accumulation unit value at beginning of period..............  $12.745    $12.334    $10.000
Accumulation unit value at end of period....................  $13.568    $12.745    $12.334
Number accumulation units outstanding at end of period (in
 thousands).................................................      519        467         71
DREYFUS VIF -- APPRECIATION PORTFOLIO (INCEPTION DATE
 MARCH 17, 1997)
Accumulation unit value at beginning of period..............  $15.217    $11.787    $10.000
Accumulation unit value at end of period....................  $16.817    $15.217    $11.787
Number accumulation units outstanding at end of period (in
 thousands).................................................      939        755        110
DREYFUS VIF -- SMALL CAP PORTFOLIO (INCEPTION DATE
 MARCH 17, 1997)
Accumulation unit value at beginning of period..............  $11.329    $11.833    $10.000
Accumulation unit value at end of period....................  $13.833    $11.329    $11.833
Number accumulation units outstanding at end of period (in
 thousands).................................................      142        144         35
JANUS ASPEN -- WORLDWIDE GROWTH PORTFOLIO (INCEPTION DATE
 MARCH 17, 1997)
Accumulation unit value at beginning of period..............  $14.580    $11.406    $10.000
Accumulation unit value at end of period....................  $23.775    $14.580    $11.406
Number accumulation units outstanding at end of period (in
 thousands).................................................      689        588        116

AMERICAN MATURITY LIFE INSURANCE COMPANY                                       9
--------------------------------------------------------------------------------

                                   HIGHLIGHTS

HOW DO I PURCHASE THIS ANNUITY?

You must complete an Enrollment Form and submit it to us for approval with your first Premium Payment. Your first Premium Payment must be at least $5,000 and subsequent Premium Payments must be at least $250, unless you take advantage of our Pre-Authorized Checking Program ("PAC").

- For a limited time, usually within ten days after you receive your Certificate, you may cancel your Annuity without paying a Contingent Deferred Sales Charge. You may bear the investment risk for your Premium Payment prior to our receipt of your written request for cancellation.

WHAT TYPE OF SALES CHARGE WILL I PAY?

- You don't pay a sales charge when you purchase your Annuity. We may charge you a Contingent Deferred Sales Charge when you partially or fully Surrender your Annuity. The Contingent Deferred Sales Charge will depend on the length of time from your Certificate Date to the time of surrender.

CERTIFICATE YEAR   CHARGE
----------------  --------
       1             5%
       2             4%
       3             3%
       4             2%
       5             1%
  6 or greater       0%

    You won't be charged a Contingent Deferred Sales Charge on:

x  The Annual Withdrawal Amount

x Premium Payments or earnings that have been in your Annuity for more than five years.

x  Distributions made due to death

x  Payments we make to you as part of your Annuity Payment

x While you are confined to a nursing home (See "Nursing Home Waiver" on page 15)

x  To meet IRS minimum distribution requirements on a qualified contract

x While you are under age 65 and totally disabled (See "Disability Waiver" on page 15)

x  While you have a terminal illness (See "Terminal Illness" on page 15)

IS THERE AN ANNUAL MAINTENANCE FEE?

We deduct this $25.00 fee each year on the day before your Certificate Anniversary or when you fully Surrender your Annuity, if, on either of those dates, the value of your Annuity is less than $50,000.

WHAT CHARGES WILL I PAY ON AN ANNUAL BASIS?

You pay three different types of charges each year. The first type of charge is the fee you pay for insurance. This charge is:

    A mortality and expense risk charge that is subtracted daily and is equal to an annual charge of .65% of your Certificate Value invested in the Funds.

    The second type of charge is the fee you pay for the Funds.

    The third type of charge is an Administration charge of .20% of your Certificate Value in the invested Funds. See Annual Fund Operating Expenses table for more complete information and the Funds' prospectuses accompanying this prospectus.

CAN I TAKE OUT ANY OF MY MONEY?

You may Surrender all or part of the amounts you have invested at any time before we start making Annuity Payments.

- You may have to pay tax on the money you take out and, if you Surrender before you are age 59 1/2, you may have to pay an income tax penalty.

- You may have to pay a Contingent Deferred Sales Charge on the money you Surrender.

WILL AMERICAN MATURITY PAY A DEATH BENEFIT?

There is a Death Benefit if the Certificate Owner, joint owner or the Annuitant die before we begin to make Annuity Payments. The Death Benefit will be calculated as of the date we receive a certified death certificate or other legal documents acceptable to us and will be the greater of:

- The total Premium Payments you have made to us minus any amounts you have Surrendered, or

- The Certificate Value of your Annuity.

    This Death Benefit amount will remain invested in the Sub-Accounts according to your last instructions until we receive your settlement instructions and will fluctuate with the performance of the underlying Funds.

WHAT ANNUITY PAYMENT OPTIONS ARE AVAILABLE?

When it comes time for us to make payments, you may choose one of the following Annuity Payment Options: Life Annuity; Life Annuity with 120, 180 or 240 Monthly Payments Certain; Cash Refund Life Annuity (This option is not available for variable annuity payments); Joint and Last Survivor Life Annuity; and Payments For a Designated Period.

    You must begin to take payments by the end of the Annuitant's 90th year. If you do not tell us what Annuity Payment Option you want before that time, we will make payments under the Payments For a Designated Period Annuity Payment Option.

10                                      AMERICAN MATURITY LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

                              GENERAL CERTIFICATE
                                  INFORMATION

                    AMERICAN MATURITY LIFE INSURANCE COMPANY

    American Maturity is a stock insurance company engaged in the business of writing annuities. American Maturity was incorporated under the name of First Equicor Life Insurance Company under the laws of California on October 24, 1972. On July 29, 1994 First Equicor Life Insurance Company redomesticated to Connecticut and changed its name to American Maturity Life Insurance Company. American Maturity is owned 60% by Hartford Life and Accident Insurance Company (domiciled in Connecticut) and 40% by Pacific Mutual Life Insurance Company (domiciled in California). Pacific Mutual serves as the administrator of the Certificates.

                          AMERICAN MATURITY'S RATINGS

                      EFFECTIVE DATE
RATING AGENCY           OF RATING       RATING         BASIS OF RATING
-------------         --------------   --------   --------------------------
A.M. Best and
Company, Inc.             1/1/99          A+      Financial performance
Standard & Poor's         8/1/99         AA       Insurer financial strength
Duff & Phelps             7/1/99         AA+      Claims paying ability

                              THE SEPARATE ACCOUNT

    The Separate Account is where we set aside and invest the assets of this Certificate. The Separate Account was established on February 28, 1996 and is registered as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision by the SEC of the management or the investment practices of the Separate Account or American Maturity Life. The Separate Account meets the definition of "Separate Account" under federal securities law. This Separate Account holds only assets for variable annuity contracts. The Separate Account:

- Holds assets for your benefit and the benefit of other Certificate Owners, and the persons entitled to the payments described in the Certificate.

- Is not subject to the liabilities arising out of any other business American Maturity Life may conduct.

- Is not affected by the rate of return of American Maturity Life's General Account.

- Is credited with income and gains, and takes losses, whether or not realized, from the assets it holds.

    We do not guarantee the investment results of the Separate Account. There is no assurance that the value of your Annuity will equal the total of the payments you make to us.

                                   THE FUNDS

    The underlying variable investments for the Certificates are certain shares of the Dreyfus Variable Investment Fund ("Dreyfus VIF"), Janus Aspen Series ("Janus Aspen"), Neuberger Berman Advisers Management Trust ("Neuberger Berman AMT"), and Scudder Variable Life Investment Fund ("Scudder VLIF"), all diversified series investment companies with multiple portfolios. We reserve the right, subject to compliance with the law, to offer additional funds with differing investment objectives.

    A full description of the Funds, their investment policies and restrictions, risks, charges and expenses and all other aspects of their operation is contained in separate prospectuses (reprinted at the end of this booklet). Each prospectus should be read in conjunction with this Prospectus before investing.

    The investment objectives of each of the Funds are summarized below. There is, of course, no assurance that any Fund will meet its objective:

    THESE FUNDS MAY NOT BE AVAILABLE IN ALL STATES.

    SCUDDER VLIF -- MONEY MARKET PORTFOLIO: Seeks to maintain the stability of capital and, consistent therewith, to maintain the liquidity of capital and to provide current income. The portfolio is advised by Scudder Kemper Investments, Inc.

    SCUDDER VLIF -- BOND PORTFOLIO: Pursues a policy of investing for a high level of income consistent with a high quality portfolio of debt securities. The portfolio is advised by Scudder Kemper Investments, Inc.

    JANUS ASPEN -- BALANCED PORTFOLIO: Seeks long-term capital growth, balanced by current income by investing in a balanced portfolio of stocks and bonds selected primarily for their growth potential. The portfolio is advised by Janus Capital Corporation.

    SCUDDER VLIF -- CAPITAL GROWTH PORTFOLIO: Seeks to maximize long-term capital growth through a broad and flexible investment program. The portfolio is advised by Scudder Kemper Investments, Inc.

    SCUDDER VLIF -- GROWTH AND INCOME PORTFOLIO: Seeks long term capital growth, current income and growth of income. The portfolio is advised by Scudder Kemper Investments, Inc.

    NEUBERGER BERMAN AMT -- PARTNERS PORTFOLIO: Seeks capital growth by investing mainly in common stocks of mid to large-capitalization companies. The portfolio is advised by Neuberger Berman Management Inc.

AMERICAN MATURITY LIFE INSURANCE COMPANY                                      11
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    DREYFUS VIF -- APPRECIATION PORTFOLIO (FORMERLY NAMED CAPITAL APPRECIATION
PORTFOLIO): Seeks long-term capital growth consistent with the preservation of capital; current income is a secondary goal. The portfolio invests in common stocks focusing on "blue chip" companies with total market values of more than $5 billion at the time of purchase. The portfolio is advised by The Dreyfus Corporation and sub-advised by Fayez Sarofim & Co.

    DREYFUS VIF -- SMALL CAP PORTFOLIO: Seeks to maximize capital appreciation by generally investing at least 65% of its assets in common stock of U.S. and foreign companies. The portfolio focuses on small-cap companies with total market values of less than $1.5 billion. The portfolio is advised by The Dreyfus Corporation.

    JANUS ASPEN -- WORLDWIDE GROWTH PORTFOLIO: Seeks long term growth of capital by investing primarily in common stocks of foreign and domestic companies. The portfolio is advised by Janus Capital Corporation.

    THE FIXED ACCOUNT:  Seeks guaranteed current interest income.

                        INVESTMENT ADVISERS TO THE FUNDS

    THE DREYFUS CORPORATION
    200 Park Avenue
    New York, New York 10166

  FAYEZ SAROFIM & CO. (Sub-Adviser)
      909 Fannin
      Two Houston Center
      Suite 2907
      Houston, Texas 77010-1083

JANUS CAPITAL CORPORATION
    100 Filmore Street
    Denver, Colorado 80206-4923

NEUBERGER BERMAN MANAGEMENT INC.
    605 Third Avenue, 2nd Floor
    New York, New York 10158-0180

SCUDDER, KEMPER INVESTMENTS, INC.
    Two International Place
    Boston, Massachusetts 02110-4103

    Please see the prospectuses for the Dreyfus Variable Investment Fund, Janus Aspen Series, Neuberger Berman Advisers Management Trust and Scudder Variable Life Investment Fund for more information on each investment adviser.

    MIXED AND SHARED FUNDING -- Shares of the Funds may be sold to other separate accounts and other insurance companies to serve as the underlying investment for both variable annuity contracts and variable life insurance policies, a practice known as "mixed funding." As a result, there is a possibility that a material conflict may arise between the interests of Certificate Owners, and of owners of other contracts whose contract values are allocated to one or more of these other separate accounts investing in any one of the Funds. In the event of any such material conflicts, we will consider what action may be appropriate, including removing the Fund from the Separate Account or replacing the Fund with another underlying fund. There are certain risks associated with mixed funding, as disclosed in the Funds' prospectus.

    VOTING RIGHTS -- We are the legal owners of all Fund shares held in the Separate Account and we have the right to vote at the Fund's shareholder meetings. To the extent required by federal securities laws or regulations, we will:

- Notify you of any Fund shareholders' meeting if the shares held for your Certificate may be voted.

- Send proxy materials and a form of instructions that you can use to tell us how to vote the Fund shares held for your Certificate.

- Arrange for the handling and tallying of proxies received from Certificate Owners.

- Vote all Fund shares attributable to your Certificate according to instructions received from you, and

- Vote all Fund shares for which no voting instructions are received in the same proportion as shares for which instructions have been received.

    If any federal securities laws or regulations, or their present interpretation, change to permit us to vote Fund shares on our own, we may decide to do so. You may attend any Shareholder Meeting at which shares held for your Certificate may be voted. After we begin to make payments to you, the number of votes you have will decrease.

    SUBSTITUTIONS, ADDITIONS, OR DELETIONS OF FUNDS -- We reserve the right, subject to any applicable law, to make certain changes to the Funds offered under your Certificate. We may, in our sole discretion, establish new Funds. New Funds will be made available to existing Certificate Owners as we determine appropriate. We may also close one or more Funds to additional Payments or transfers from existing Sub-Accounts.

    We reserve the right to eliminate the shares of any of the Funds for any reason and to substitute shares of another registered investment company for the shares of any Fund already purchased or to be purchased in the future by the Separate Account. To the extent required by the Investment Company Act of 1940 (the "1940 Act"), substitutions of shares attributable to your interest in a Fund will not be made until we have the approval of the Securities and Exchange Commission and we have notified you of the change.

12                                      AMERICAN MATURITY LIFE INSURANCE COMPANY
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    In the event of any substitution or change, we may, by appropriate endorsement, make any changes in the Certificate necessary or appropriate to reflect the substitution or change. If we decide that it is in the best interest of Certificate owners, the Separate Account may be operated as a management company under the 1940 Act or any other form permitted by law, may be de-registered under the 1940 Act in the event such registration is no longer required, or may be combined with one or more other Separate Accounts.

    ADMINISTRATIVE SERVICES -- Hartford has entered into agreements with the investment advisers or distributors of many of the Funds. Under the terms of these agreements, Hartford provides administrative services and the Funds pay a fee to Hartford that is usually based on an annual percentage of the average daily net assets of the Funds. These agreements may be different for each Fund or each Fund family.

                        PERFORMANCE RELATED INFORMATION

    The Separate Account may advertise certain performance-related information concerning the Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account's past performance only and is no indication of future performance.

    When a Sub-Account advertises its STANDARDIZED TOTAL RETURN, it will usually be calculated for one year, five years, and ten years or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period.

    The Separate Account may also advertise NON-STANDARD TOTAL RETURNS THAT PRE-DATE THE INCEPTION DATE OF THE SEPARATE ACCOUNT. These non-standardized total returns are calculated by assuming that the Sub-Accounts have been in existence for the same periods as the underlying Funds and by taking deductions for charges equal to those currently assessed against the Sub-Accounts. These non-standardized returns must be accompanied by standardized total returns.

    If applicable, the Sub-Accounts may advertise YIELD IN ADDITION TO TOTAL RETURN.The yield will be computed in the following manner: The net investment income per unit earned during a recent one month period is divided by the unit value on the last day of the period. This figure includes the recurring charges at the Separate Account level including the Annual Maintenance Fee.

    The Money Market Fund Sub-Account may advertise YIELD AND EFFECTIVE YIELD. The yield of a Sub-Account is based upon the income earned by the Sub-Account over a seven-day period and then annualized, i.e. the income earned in the period is assumed to be earned every seven days over a 52-week period and stated as a percentage of the investment. Effective yield is calculated similarly but when annualized, the income earned by the investment is assumed to be reinvested in Sub-Account units and thus compounded in the course of a 52-week period. Yield and effective yield include the recurring charges at the Separate Account level including the Annual Maintenance Fee.

    The Statement of Additional Information may also present some performance benchmarks, based on unmanaged market indices, such as the S&P 500, and on "peer groups," which use other managed funds with similar investment objectives. These benchmarks may give you a broader perspective when you examine hypothetical or actual Sub-Account performance.

    We may provide information on various topics to Certificate Owners and prospective Certificate Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as systematic investing, Dollar Cost Averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Certificate and the characteristics of and market for such alternatives.

                               THE FIXED ACCOUNT

    IMPORTANT INFORMATION YOU SHOULD KNOW: THIS PORTION OF THE PROSPECTUS RELATING TO THE FIXED ACCOUNT IS NOT REGISTERED UNDER THE SECURITIES ACT OF 1933 ("1933 ACT") AND THE FIXED ACCOUNT IS NOT REGISTERED AS AN INVESTMENT COMPANY UNDER THE 1940 ACT. THE FIXED ACCOUNT OR ANY OF ITS INTERESTS ARE NOT SUBJECT TO THE PROVISIONS OR RESTRICTIONS OF THE 1933 ACT OR THE 1940 ACT, AND THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURE REGARDING THE FIXED ACCOUNT. THE FOLLOWING DISCLOSURE ABOUT THE FIXED ACCOUNT MAY BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS REGARDING THE ACCURACY AND COMPLETENESS OF DISCLOSURE.

    Premium Payments and Certificate Values allocated to the Fixed Account become a part of our General Account assets. We invest the assets of the General Account according to the laws governing the investments of insurance company General Accounts.

    Currently, we guarantee that we will credit interest at a rate of not less than 3% per year, compounded annually, to

AMERICAN MATURITY LIFE INSURANCE COMPANY                                      13
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amounts you allocate to the Fixed Account. We reserve the right to change the rate subject only to applicable state insurance law. We may credit interest at a rate in excess of 3% per year. We will periodically publish the Fixed Account interest rates currently in effect. There is no specific formula for determining interest rates. Some of the factors that we may consider in determining whether to credit excess interest are; general economic trends, rates of return currently available and anticipated on our investments, regulatory and tax requirements and competitive factors. We will account for any deductions, Surrenders or transfers from the Fixed Account on a "first-in first-out" basis.

    IMPORTANT: ANY INTEREST CREDITED TO AMOUNTS YOU ALLOCATE TO THE FIXED ACCOUNT IN EXCESS OF 3% PER YEAR WILL BE DETERMINED AT OUR SOLE DISCRETION. YOU ASSUME THE RISK THAT INTEREST CREDITED TO FIXED ACCOUNT MAY NOT EXCEED THE MINIMUM GUARANTEE OF 3% FOR ANY GIVEN YEAR.

    From time to time, we may credit increased interest rates under certain programs established in our sole discretion.

    DOLLAR COST AVERAGING -- Dollar cost averaging is a method in which investors buy securities in a series of regular purchases instead of in a single purchase. This allows the investor to have a lower average security price over time. This allows the investor to purchase more units in a lower price environment, and fewer units in a higher price environment. Prior to your Annuity Commencement Date, you may use dollar cost averaging to transfer amounts, over time, from any Sub-Account or the Fixed Account with a Certificate Value of at least $500 to one or more other Sub-Accounts.

                                THE CERTIFICATE

                        PURCHASES AND CERTIFICATE VALUE

WHAT TYPES OF CERTIFICATE IS AVAILABLE?

The Certificate is a group tax-deferred variable annuity contract. It is designed for retirement planning purposes and may be purchased by any eligible member of the AARP.

    If you are purchasing the Contract for use in an IRA or other qualified retirement plan, you should consider other features of the Contract besides tax deferral, since any investment vehicle used within an IRA or other qualified plan receives tax deferred treatment under the Code.

HOW DO I PURCHASE A CERTIFICATE?

You may purchase a Certificate by completing and submitting an the Enrollment Form along with an initial Premium Payment. The minimum Premium Payment is $5,000. For additional Premium Payments, the minimum Premium Payment is $250.00. Under certain situations, we may allow smaller Premium Payments, for example, if you enroll in our PAC program or are part of certain tax qualified retirement plans. Prior approval is required for Premium Payments of $1,000,000 or more.

    You and your Annuitant must not be older than age 90 (age 89 in New York) on the date that your Certificate is issued. You must be of legal age in the state where the Certificate is issued and you are subject to the eligibility and membership requirements of the AARP.

    We reserve the right to reject any Enrollment Form or premium payment for any reason, subject to the applicable state nondiscrimination laws and to our own standards and guidelines.

HOW ARE PREMIUM PAYMENTS APPLIED TO MY CERTIFICATE?

Your initial Premium Payment will be invested within two Business Days of our receipt of a properly completed Enrollment Form and the Premium Payment. Subsequent Premium Payments are priced on the same Business Day they are received. If we receive your subsequent Premium Payment on a Non-Business Day, the amount will be invested on the next Business Day. Unless we receive new instructions, we will invest the Premium Payment based on your last allocation instructions. We will send you a confirmation when we invest your Premium Payment.

    If the Enrollment Form accompanying the Premium Payment is incomplete when received, we will hold the money in a non-interest bearing account for up to five Business Days while we try to obtain complete information. If we cannot obtain the information within five Business Days, we will return the Premium Payment and explain why the Premium Payment could not be processed, unless you authorize us to keep the Premium Payment until the necessary information is received.

CAN I CANCEL MY CERTIFICATE AFTER I PURCHASE IT?

We want you to be satisfied with the Certificate you have purchased. We urge you to closely examine its provisions. If for any reason you are not satisfied with your Certificate, simply return it with a written request for cancellation within ten days after you receive the Certificate. In some states, you may be allowed more time to cancel your Certificate. We will not deduct any Contingent Deferred Sales Charges during this time.

    You bear the investment risk from the time the Certificate is issued until we receive your complete cancellation request.

    The amount we pay you upon cancellation depends on the requirements of the state where you purchased your Certificate and the method of purchase.
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14                                      AMERICAN MATURITY LIFE INSURANCE COMPANY
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HOW IS THE VALUE OF MY CERTIFICATE CALCULATED BEFORE THE ANNUITY COMMENCEMENT
DATE?

    The Certificate Value is the sum of all Accounts. There are two things that affect your Sub-Account value: (1) the number of Accumulation Units and (2) the Accumulation Unit Value. The Sub-Account value is determined by multiplying the number of Accumulation Units by the Accumulation Unit Value. Therefore, on any Business Day your Certificate Value, with the exception of any Premium Payments credited to the Fixed Account, reflects the investment performance of the Sub-Accounts and will fluctuate with the performance of the underlying Funds.

    When Premium Payments are credited to your Sub-Accounts, they are converted into Accumulation Units by dividing the amount of your Premium Payments, minus any Premium Taxes, by the Accumulation Unit Value for that day. The more Premium Payments you put into your Certificate, the more Accumulation Units you will own. You decrease the number of Accumulation Units you have by requesting Surrenders, transferring money out of a Sub-Account, submitting a Death Benefit claim or by annuitizing your Certificate.

    To determine the current Accumulation Unit Value, we take the prior Business Day's Accumulation Unit Value and multiply it by the Net Investment Factor for the current Business Day.

    The Net Investment Factor is used to measure the investment performance of a Sub-Account from one Business Day to the next. The Net Investment Factor for each Sub-Account equals:

- The net asset value per share of each Fund held in the Sub-Account at the end of the current Business Day divided by

- The net asset value per share of each Fund held in the Sub-Account at the end of the prior Business Day; minus

- The daily mortality and expense risk charge and Administrative Charge adjusted for the number of days in the period, and any other applicable charge.

    We will send you a statement in each calendar quarter, which tells you how many Accumulation Units you have, their value and your total Certificate Value.

CAN I TRANSFER FROM ONE SUB-ACCOUNT TO ANOTHER?

TRANSFERS BETWEEN SUB-ACCOUNTS -- Before the Annuity Commencement Date, you may transfer from one Sub-Account to another at no extra charge. After the Annuity Commencement Date, you may transfer from one Sub-Account to another once each quarter. Your transfer request will be processed on the day that it is received as long as it is received on a Business Day before the close of the New York Stock Exchange. Otherwise, your request will be processed on the following Business Day. We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly advising us of any errors within 30 days of receiving the confirmation.

    SUB-ACCOUNT TRANSFER RESTRICTIONS -- We reserve the right to limit the number of transfers to 12 per Certificate Year, with no transfers occurring on consecutive Business Days. We also have the right to restrict transfers if we believe that the transfers could have an adverse effect on other Certificate Owners. In all states, we may:

- Require a minimum time period between each transfer,

- Limit the dollar amount that may be transferred on any one Valuation Day, and

- Not accept transfer requests from an agent acting under a power of attorney for more than one Certificate Owner.

    We also have a restriction in place that involves individuals who act as a power of attorney for multiple Certificate Owners.

    Some states may have different restrictions.

    TELEPHONE TRANSFERS -- We may permit you to authorize transfers among the Sub-Accounts and the Fixed Account over the telephone. We will not be responsible for losses resulting from acting upon telephone requests that we reasonably believed to be genuine. We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. All transfer instructions by telephone are tape recorded.

    Transaction instructions we receive by telephone before 4:00 p.m. Eastern time (1:00 p.m. Pacific time), (or the close of the New York Stock Exchange, if earlier), on any Business Day will normally be effective on that day, and we will send you written confirmation of each telephone transfer. We cannot guarantee that you will always be able to reach us to complete a telephone transaction in the event of busy telephone lines, severe weather conditions, or other emergencies.

    The right to reallocate Certificate Values between the Sub-Accounts is subject to modification if we determine, in our sole opinion, that the exercise of that right by one or more Certificate Owners is, or would be, to the disadvantage of other Certificate Owners. Any modification could be applied to transfers to or from some or all of the Sub-Accounts and the Fixed Account and could include, but not be limited to, the requirement of a minimum time period between each transfer, not accepting transfer requests of an agent acting under a power of attorney on behalf of more than one Certificate Owner, or limiting the dollar amount that may be transferred between the Sub-Accounts and the Fixed Account by a Certificate Owner at any one time. Such restrictions may be applied in any manner reasonably designed to prevent any use of the transfer right which is
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AMERICAN MATURITY LIFE INSURANCE COMPANY                                      15
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considered by American Maturity to be to the disadvantage of other Certificate
Owners.

    POWER OF ATTORNEY -- You may authorize another person to make transfers on your behalf by submitting a completed Power of Attorney form. Once we have the completed form on file, we will accept transfer instructions from your designated third party until we receive new instructions in writing from you. You will not be able to make transfers or other changes to your Certificate if you have authorized someone else to act under a power of attorney.

                                CHARGES AND FEES

    There are 5 charges and fees associated with the Certificate:

1. THE CONTINGENT DEFERRED SALES CHARGE

The Contingent Deferred Sales Charge covers some of the expenses relating to the sale and distribution of the Certificate, and the cost of preparing sales literature and other promotional activities. We assess a Contingent Deferred Sales Charge when you request a full or partial Surrender. The percentage of the Contingent Deferred Sales Charge is based on the length of time from your Certificate Date to the time of surrender. The Contingent Deferred Sales Charge will not be assessed on amounts which exceed the total amount of the Premium Payments made. For purposes of assessing the Contingent Deferred Sales Charge, we assume that any Surrenders come first from Premium Payments and next from earnings. Premium Payments are Surrendered in the order in which they were received.

    The Contingent Deferred Sales Charge is a percentage of Premium Payments Surrendered and is equal to:

CERTIFICATE YEAR   CHARGE
----------------  --------
       1             5%
       2             4%
       3             3%
       4             2%
       5             1%
  6 or greater       0%

    THE FOLLOWING SURRENDERS ARE NOT SUBJECT TO A CONTINGENT DEFERRED SALES
CHARGE:

- ANNUAL WITHDRAWAL AMOUNT: During the five years from the date we issue your Certificate, you may, each Certificate Year, take partial Surrenders up to 10% of the Premium Payments remaining in the Certificate as of the last Certificate Anniversary. If you do not take 10% one year, you may not take more than 10% of the remaining Premium Payments the next year. Withdrawals in excess of this amount will be subject to the Contingent Deferred Sales Charge.

- SURRENDERS MADE AFTER FIVE YEARS FROM THE DATE WE ISSUE YOUR
  CERTIFICATE. After the fifth Certificate Year, you may take the total of:
  (a) all of your earnings, and (b) all Premium Payments held in your Certificate.

UNDER THE FOLLOWING SITUATIONS, THE CONTINGENT DEFERRED SALES CHARGE IS WAIVED:

- NURSING HOME WAIVER -- No Contingent Deferred Sales Charge will be assessed upon surrenders that occur during your confinement in a facility certified as a nursing home. Such confinement (1) must have been continuous for at least 90 days before the surrender request; (2) must be at the recommendation of a U.S. licensed physician; (3) must be for medically necessary reasons and; (4) must be in effect at the time of the surrender request. In Massachusetts, your nursing home confinement must also be expected to be permanent. This Nursing Home Waiver is not available in New York.

- DISABILITY WAIVER -- No Contingent Deferred Sales Charge will be assessed upon surrenders that occur when you are under age 65 and Totally Disabled. You must provide written proof, satisfactory to us, that you are Totally Disabled. Totally Disabled means a disability that: (1) results from bodily injury or disease; (2) begins while the Certificate is in force; (3) has existed continuously for at least 12 months; and (4) prevents you from engaging in the substantial and material duties of your regular occupation. During the first 12 months of Total Disability, regular occupation means your usual full time (at least 30 hours per week) work when Total Disability begins. We reserve the right to require reasonable proof of such work. After the first 12 months of Total Disability, regular occupation means that for which you are reasonably qualified by education, training or experience. This Disability Waiver is not available in Massachusetts or New York.

- TERMINAL ILLNESS -- No Contingent Deferred Sales Charge will be assessed upon surrenders that occur when you have been diagnosed with a medical condition that results in a life expectancy of less than twelve months. You must provide written proof, satisfactory to us, that you have been diagnosed by a U.S. licensed physician with a medical determinable condition that results in a life expectancy of less than twelve months (2 years in Massachusetts). This Terminal Illness waiver is not available in New York.

- IRS MINIMUM DISTRIBUTIONS -- No Contingent Deferred Sales Charge will be assessed against surrenders necessary to meet the minimum distribution requirements set forth in Section 401(a) of the Code as such requirements apply to amounts held under the Certificate if you so specify in writing.
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16                                      AMERICAN MATURITY LIFE INSURANCE COMPANY
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THE FOLLOWING SITUATIONS ARE NOT SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE:

- Upon death of the Annuitant or Certificate Owner. No Contingent Deferred Sales Charge will be deducted if the Annuitant or Certificate Owner dies, unless the Certificate Owner is not a natural person (e.g. a trust).

- Upon Annuitization. The Contingent Deferred Sales Charge is not deducted when you annuitize the Certificate.

- Upon cancellation during the Right to Examine Period.

2. MORTALITY AND EXPENSE RISK CHARGE

For assuming mortality and expense risks under the Certificate, we deduct a daily charge at the rate of .65% per year of Sub-Account Value (estimated at
 .47% for mortality and .18% for expenses). The mortality and expense risk charge is broken into charges for mortality risks and for an expense risk:

- MORTALITY RISK -- There are two types of mortality risks that we assume, those made while your Premium Payments are accumulating and those made once Annuity Payments have begun.

  During the period your Premium Payments are accumulating, we are required to cover any difference between the Death Benefit paid and the Surrender Value. These differences may occur during periods of declining value or in periods where the Contingent Deferred Sales Charges would have been applicable. The risk that we bear during this period is that actual mortality rates, in aggregate, may exceed expected mortality rates.

  Once Annuity Payments have begun, we may be required to make Annuity Payments as long as the Annuitant is living, regardless of how long the Annuitant lives. We would be required to make these payments if the Payment Option chosen is the Life Annuity, Life Annuity With 120, 180 or 240 Monthly Payments Period Certain, Cash Refund Life Annuity, or Joint and Last Survivor Life Annuity Payment Option. The risk that we bear during this period is that the actual mortality rates, in aggregate, may be lower than the expected mortality rates.

- EXPENSE RISK -- We also bear an expense risk that the Contingent Deferred Sales Charges and the Annual Maintenance Fee collected before the Annuity Commencement Date may not be enough to cover the actual cost of selling, distributing and administering the Certificate.

    Although variable Annuity Payments will fluctuate with the performance of the underlying Fund selected, your Annuity Payments will not be affected by
(a) the actual mortality experience of our Annuitants, or (b) our actual expenses if they are greater than the deductions stated in the Contract. Because we cannot be certain how long our Annuitants will live, we charge this percentage fee based on the mortality tables currently in use. The mortality and expense risk charge enables us to keep our commitments and to pay you as planned.

3. ANNUAL MAINTENANCE FEE

The Annual Maintenance Fee is a flat fee that is deducted from your Certificate Value to reimburse us for expenses relating to the administrative maintenance of the Certificate and the Accounts. The annual $25 charge is deducted the day before the Certificate Anniversary or when the Certificate is fully Surrendered if the Certificate Value at either of those times is less than $50,000. The charge is deducted proportionately from each Account in which you are invested.

WHEN IS THE ANNUAL MAINTENANCE FEE WAIVED?

We will waive the Annual Maintenance Fee if your Certificate Value is $50,000 or more the day before your Certificate Anniversary or when you fully Surrender your Contract.

4. ADMINISTRATION CHARGE

We charge an Administrative Fee as compensation for costs we incur in operating the Separate Account and issuing and administering the Certificates, including processing Enrollment Forms and payments, and issuing reports to Certificate Owners and to regulatory authorities.

    This Administration Charge is charged at an annual rate of 0.20% against all Certificate Values held in the Sub-Accounts during the life of the Certificate. This fee is assessed daily during both the accumulation and the annuity periods. A relationship will not necessarily exist between the actual administrative expenses attributable to a particular Certificate and the Administrative Fee paid in respect of that particular Certificate.

5. PREMIUM TAXES

We deduct Premium Taxes, if required, by a state or other government agency. Some states collect the taxes when Premium Payments are made; others collect at Annuitization. Since we pay Premium Taxes when they are required by applicable law, we may deduct them from your Certificate when we pay the taxes, upon Surrender, or on the Annuity Commencement Date. The Premium Tax rate varies by state or municipality. Currently, the maximum rate charged by any state is 3.5%.

                                 DEATH BENEFIT

WHAT IS THE DEATH BENEFIT AND HOW IS IT CALCULATED?

The Death Benefit is the amount we will pay upon the death of the Certificate Owner or the Annuitant. The Death Benefit is calculated when we receive a certified death certificate or other legal document acceptable to us.
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    The calculated Death Benefit will remain invested in the same Accounts, according to the Certificate Owner's last instructions until we receive complete written settlement instructions from the Beneficiary. Therefore, the Death Benefit amount will fluctuate with the performance of the underlying Funds. When there is more than one Beneficiary, we will calculate the Accumulation Units for each Sub-account and the dollar amount for the Fixed Account for each Beneficiary's portion of the proceeds.

    If death occurs before the Annuity Commencement Date, the Death Benefit is the greater of:

- The Certificate Value on the date the death certificate or other legal document acceptable to us is received; or

- 100% of all Premium Payments paid into the Certificate minus any partial Surrenders;

WHO WILL RECEIVE THE DEATH BENEFIT?

The distribution of the Death Benefit is based on whether death is before, on or after the Annuity Commencement Date.

IF DEATH OCCURS BEFORE THE ANNUITY COMMENCEMENT DATE:

IF THE DECEASED IS THE...   AND...                      AND...                      THEN THE...
--------------------------------------------------------------------------------------------------------------
Certificate Owner           There is a surviving joint  The Annuitant is living or  Joint Certificate Owner
                            Certificate Owner           deceased                    receives the Death
                                                                                    Benefit.
--------------------------------------------------------------------------------------------------------------
Certificate Owner           There is no surviving       The Annuitant is living or  Designated Beneficiary
                            joint Certificate Owner     deceased                    receives the Death
                                                                                    Benefit.
--------------------------------------------------------------------------------------------------------------
Certificate Owner           There is no surviving       The Annuitant is living or  Certificate Owner's estate
                            joint Certificate Owner     deceased                    receives the Death
                            and the Beneficiary                                     Benefit.
                            predeceases the Contract
                            Owner
--------------------------------------------------------------------------------------------------------------
Annuitant                   The Certificate Owner is    There is no named           Death Benefit is paid to
                            still living                Contingent Annuitant        the Certificate Owner(s)
                                                                                    and not the designated
                                                                                    Beneficiary.
--------------------------------------------------------------------------------------------------------------
Annuitant                   The Certificate Owner is    The Contingent Annuitant    Contingent Annuitant
                            alive                       is alive                    becomes the Annuitant, and
                                                                                    the Certificate continues.

IF DEATH OCCURS ON OR AFTER THE ANNUITY COMMENCEMENT DATE:

IF THE DECEASED IS THE...            AND...                               THEN THE...
-------------------------------------------------------------------------------------------------------------
Certificate Owner                    The Annuitant is living              Annuitant becomes the Certificate
                                                                          Owner
-------------------------------------------------------------------------------------------------------------
Annuitant                            The Certificate Owner is living      Certificate Owner receives the
                                                                          Death Benefit.
-------------------------------------------------------------------------------------------------------------
Annuitant                            The Annuitant is also the            Designated Beneficiary receives the
                                     Certificate Owner                    Death Benefit.

    THESE ARE THE MOST COMMON DEATH BENEFIT SCENARIOS, HOWEVER, THERE ARE OTHERS. SOME OF THE ANNUITY PAYMENT OPTIONS MAY NOT RESULT IN A DEATH BENEFIT PAYMENT. IF YOU HAVE QUESTIONS ABOUT THESE AND ANY OTHER SCENARIOS, PLEASE CONTACT OUR CUSTOMER SERVICE SPECIALISTS AT OUR CUSTOMER SERVICE CENTER 1-800-923-3334.

HOW IS THE DEATH BENEFIT PAID?

The Death Benefit may be taken in one lump sum or under any of the Annuity Payment Options then being offered by us. On the date we receive written notification of due proof of death, we will compute the Death Benefit as of the end of the Business Day in which we receive this written notification. The Death Benefit will be paid out or applied to a selected Annuity Payment Option in accordance the completed settlement instructions received by us. When

18                                      AMERICAN MATURITY LIFE INSURANCE COMPANY
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there is more than one Beneficiary, we will calculate the Death Benefit payable for each Beneficiary's portion of the proceeds as of the end of the Business Day in which we receive the Beneficiary's written settlement instructions. The Death Benefit will be paid out or applied it to a selected Annuity Payment Option according to each Beneficiary's settlement instructions. If we receive the complete settlement instructions on a Non-Business Day, computations will take place on the next Business Day.

    The Beneficiary may elect under the Annuity Payment Option "Annuity Proceeds Settlement Option" and leave proceeds from the Death Benefit with us for up to five years from the date of the Certificate Owner's death if the Certificate Owner died before the Annuity Commencement Date. Once we receive a certified death certificate or other legal documents acceptable to us, the Beneficiary can: (a) make Sub-Account transfers and (b) take Surrenders without paying Contingent Deferred Sales Charges. If there are multiple Beneficiaries, Subsequent Sub-Account transfers and Surrenders may be elected by having one beneficiary, with a power of attorney from the remaining beneficiaries, provide us with instructions.

    REQUIRED DISTRIBUTIONS: If the Certificate Owner dies before the Annuity Commencement Date, the Death Benefit must be distributed within five years after death. The Beneficiary can choose any Annuity Payment Option that results in complete Annuity Payment within five years.

    If the Certificate Owner dies on or after the Annuity Commencement Date and before the entire interest in the Certificate has been distributed, the remaining portion of this interest shall be distributed at least as rapidly as under the method of distribution chosen by the Certificate Owner at the time of the Certificate Owner's death.

    If the Certificate Owner is not an individual (e.g. a trust), then the original Annuitant will be treated as the Certificate Owner in the situations described above and any change in the original Annuitant will be treated as the death of the Certificate Owner.

WHAT SHOULD THE BENEFICIARY CONSIDER?

ALTERNATIVES TO THE REQUIRED DISTRIBUTIONS: The selection of an Annuity Payment Option and the timing of the selection will have an impact on the tax treatment of the Death Benefit. To receive favorable tax treatment, the Annuity Payment Option selected: (a) cannot extend beyond the Beneficiary's life or life expectancy, and (b) must begin within one year of the date of death. Payment to the Beneficiary, other than in a lump sum, may only be elected during the sixty-day period beginning with the date of receipt of due proof of death.

    If these conditions are not met, the Death Benefit will be treated as a lump sum payment for tax purposes. This sum will be taxable in the year in which it is considered received.

    SPOUSAL CONTINUATION -- If the sole Beneficiary is the Certificate Owner's spouse, the Beneficiary may elect to continue the Certificate as the Certificate Owner in lieu of receiving the death benefit payment, receive the death benefit in one lump sum payment or elect an Annuity Payment Option.

                                   SURRENDERS

WHAT KINDS OF SURRENDERS ARE AVAILABLE?

FULL SURRENDERS BEFORE THE ANNUITY COMMENCEMENT DATE: When you Surrender your Certificate before the Annuity Commencement Date, the Surrender Value of the Certificate will be made in a lump sum payment. The Surrender Value is the Certificate Value minus any applicable Premium Taxes, Contingent Deferred Sales Charges and the Annual Maintenance Fee. The Surrender Value may be more or less than the amount of the Premium Payments made to a Certificate.

    PARTIAL SURRENDERS BEFORE THE ANNUITY COMMENCEMENT DATE: You may request a partial Surrender of Certificate Values at any time before the Annuity Commencement Date. There are two restrictions:

- The partial Surrender amount must be at least equal to $500, our current minimum for partial Surrenders, and

- The Certificate must have a minimum Certificate Value of $5,000 after the Surrender. The minimum Certificate Value in New York and Massachusetts must be $2,000 after the Surrender. We reserve the right to close your Certificate and pay the full Surrender Value if the Certificate Value is under $5,000 after the Surrender.

    PARTIAL SURRENDERS AFTER THE ANNUITY COMMENCEMENT DATE: Partial Surrenders are permitted after the Annuity Commencement Date if you elect the Payment for a Designated Period Annuity Option (variable annuitization only), but check with your tax advisor because there might be adverse tax consequences.

HOW DO I REQUEST A SURRENDER?

Requests for full and partial Surrenders must be in writing. We will send your money within seven days of receiving completed instructions. However, we may postpone payment of Surrenders whenever: (a) the New York Stock Exchange is closed, except for holidays or weekends, or trading on the New York Stock Exchange is restricted by the Securities and Exchange Commission (the "SEC"),
(b) the SEC permits postponement and so orders, or (c) the SEC determines that an emergency exists to restrict valuation.
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AMERICAN MATURITY LIFE INSURANCE COMPANY                                      19
--------------------------------------------------------------------------------

    WRITTEN REQUESTS -- To request a full or partial Surrender, complete a Surrender Request Form or send us a letter, signed by you, stating:

- the dollar amount that you want to receive, either before or after we withhold taxes and deduct for any applicable charges,

- your tax withholding amount or percentage, if any, and

- your mailing address.

    If there are joint Certificate Owners, both must authorize all Surrenders. For a partial Surrender, specify the Accounts that you want your Surrender to come from, otherwise, the Surrender will be taken in proportion to the value in each Account.

WHAT SHOULD BE CONSIDERED ABOUT TAXES?

There are certain tax consequences associated with Surrenders:

    PRIOR TO AGE 59 1/2: If you make a Surrender prior to age 59 1/2, there may be adverse tax consequences including a 10% federal income tax penalty on the taxable portion of the Surrender payment.

    WE DO NOT MONITOR SURRENDER REQUESTS. TO DETERMINE WHETHER A SURRENDER IS PERMISSIBLE, WITH OR WITHOUT FEDERAL INCOME TAX PENALTY, PLEASE CONSULT YOUR PERSONAL TAX ADVISER.

    WE ENCOURAGE YOU TO CONSULT WITH YOUR QUALIFIED TAX ADVISER BEFORE MAKING ANY SURRENDERS. PLEASE SEE THE "FEDERAL TAX CONSIDERATIONS" SECTION FOR MORE INFORMATION.

                                ANNUITY OPTIONS

    THIS SECTION DESCRIBES WHAT HAPPENS WHEN WE BEGIN TO MAKE REGULAR ANNUITY PAYMENTS FROM YOUR CERTIFICATE. YOU, AS THE CERTIFICATE OWNER, SHOULD ANSWER FOUR QUESTIONS:

    1.  When do you want Annuity Payments to begin?

    2.  What Annuity Payment Option do you want to use?

    3.  How often do you want to receive Annuity Payments?

    4.  Do you want Annuity Payments to be fixed or variable or a combination?

    Please check with your financial advisor to select the Annuity Payment Option that best meets your income needs.

1. WHEN DO YOU WANT ANNUITY PAYMENTS TO BEGIN?

You select an Annuity Commencement Date when you purchase your Certificate or at any time before you begin receiving Annuity Payments. The Annuity Commencement Date must be no earlier than your first Certificate Anniversary. You may change the Annuity Commencement Date by notifying us thirty days prior to the date. The Annuity Commencement Date cannot be deferred beyond the Annuitant's/Owner's 90th year.

    All Annuity Payments, regardless of frequency, will occur on the same day of the month as the Annuity Commencement Date. After the initial payment, if an Annuity Payment date falls on a Non-Business Day, the Annuity Payment is computed on the prior Business Day. If the Annuity Payment date does not occur in a given month due to a leap year or months with only 28 days (i.e. the 31st), the Annuity Payment will be computed on the last Business Day of the month.

2. WHICH ANNUITY PAYMENT OPTION DO YOU WANT TO USE?

Your Certificate contains the Annuity Payment Options described below. The Annuity Proceeds Settlement Option is an option that can be elected by the Beneficiary after the death of the Certificate Owner and is described in the "Death Benefit" section. We may at times offer other Annuity Payment Options. Once we begin to make Annuity Payments, the Annuity Payment Option cannot be changed.

    LIFE ANNUITY

    An annuity payable monthly during the lifetime of the Annuitant, ceasing with the last payment due prior to the death of the Annuitant. This option offers the largest payment amount of any of the life Annuity options since there is no guarantee of a minimum number of payments nor a provision for a death benefit payable to a Beneficiary.

    It would be possible under this option for an Annuitant to receive only one Annuity payment if he died prior to the due date of the second Annuity payment, two if he died before the due date of the third Annuity payment, etc.

    LIFE ANNUITY WITH 120, 180 OR 240 MONTHLY PAYMENTS CERTAIN

    An annuity providing monthly income for a fixed period of 120 months, 180 months, or 240 months (as selected), and for as long thereafter as the Annuitant shall live.

    If, at the death of the Annuitant, payments have been made for less than the minimum elected number of months, then the present value as of the date of the Annuitant's death, of any remaining guaranteed payments will be paid in one sum to the Beneficiary unless other provisions have been made and approved by American Maturity Life.

    CASH REFUND LIFE ANNUITY

    An annuity payable monthly during the lifetime of the Annuitant ceasing with the last payment due prior to the death of the Annuitant provided that, at the death of the Annuitant, the Beneficiary will receive an additional payment equal to the excess, if any, of (a) minus (b) where: (a) is the Net Surrender Value applied on the Annuity Commencement Date under this option: and (b) is the dollar amount of annuity payments already paid. This option is not available for variable payments.

    JOINT AND LAST SURVIVOR LIFE ANNUITY

    An annuity payable monthly during the joint lifetime of the Annuitant and a Joint Annuitant, and thereafter during

20                                      AMERICAN MATURITY LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

the remaining lifetime of the survivor, ceasing with the last payment prior to the death of the survivor.

    It would be possible under this option for an Annuitant and Joint Annuitant to receive only one payment in the event of the common or simultaneous death of the parties prior to the due date for the second payment and so on.

    PAYMENT FOR A DESIGNATED PERIOD

    An amount payable monthly for the number of years selected which may be from 5 to 30 years.

    In the event of the Annuitant's death prior to the end of the designated period, the present value as of the date of the Annuitant's death, of any remaining guaranteed payments will be paid in one sum to the Beneficiary unless other provisions have been made and approved by American Maturity Life.

    Payment for a Designated Period option is an option that does not involve life contingencies and thus no mortality guarantee. Charges made for the mortality undertaking under the Certificates thus provide no real benefit to a Certificate Owner.

- If you do not elect an Annuity Payment Option, fixed Annuity Payments will automatically begin on the Annuity Commencement Date under the Payment for a Designated Period option. You will receive Annuity Payments over a period of five years.

3. HOW OFTEN DO YOU WANT THE PAYEE TO RECEIVE ANNUITY PAYMENTS?

In addition to selecting an Annuity Commencement Date and an Annuity Payment Option, you must also decide how often you want the Payee to receive Annuity Payments. You may choose to receive Annuity Payments:

- monthly,

- quarterly,

- semi-annually, or

- annually.

    Once you select a frequency, it cannot be changed. If you do not make a selection, the Payee will receive monthly Annuity Payments. You must select a frequency that results in an Annuity Payment of at least $50. If the amount falls below $50, we have the right to change the frequency to bring the Annuity Payment up to at least $50. For Certificates issued in New York and Massachusetts, the minimum monthly Annuity Payment is $20.

THE ASSUMED INVESTMENT RETURN

The Assumed Investment Return is the investment return used to calculate variable Annuity Payments. The Assumed Investment Return for your Annuity is 5%. The first Annuity Payment will be based upon a 5% Assumed Investment Return. The remaining Annuity Payments will fluctuate based on the actual investment results of the Sub-Accounts.

4. DO YOU WANT ANNUITY PAYMENTS TO BE FIXED OR VARIABLE?

You may choose an Annuity Payment Option with fixed-dollar amounts or variable-dollar amounts, or a combination of both depending on your income needs.

    FIXED-DOLLAR AMOUNT ANNUITY PAYMENTS -- Once a fixed-dollar amount Annuity Payment begins, you cannot change your selection to receive a variable-dollar amount Annuity Payment. You will receive equal fixed-dollar amount Annuity Payments throughout the Annuity Payment period. Fixed-dollar amount Annuity Payment amounts are determined by multiplying the Certificate Value, minus any applicable Premium Taxes, by an Annuity rate. The annuity rate is set by us and is not less than the rate specified in the fixed-dollar amount Annuity Payment Option tables in your Certificate.

    VARIABLE-DOLLAR AMOUNT ANNUITY PAYMENTS -- A variable-dollar amount Annuity Payment is based on the investment performance of the Sub-Accounts. The variable-dollar amount Annuity Payments may fluctuate with the performance of the underlying Funds. To begin making variable-dollar amount Annuity Payments, we convert the first Annuity Payment amount to a set number of Annuity Units and then price those units to determine the Annuity Payment amount. The number of Annuity Units that determines the Annuity Payment amount remains fixed unless you transfer units between Sub-Accounts.

    The dollar amount of the first variable Annuity Payment depends on:

- the Annuity Payment Option chosen,

- the Annuitant's attained age and gender (if applicable), and,

- the applicable annuity purchase rates based on the 1983a Individual Annuity Mortality table.

    The total amount of the first variable-dollar amount Annuity Payment is the sum of the values of each Sub-Account. This is determined by dividing the Certificate Value minus any applicable Premium Taxes, by $1,000 and multiplying the result by the payment factor defined in the Contract for the selected Annuity Payment Option.

    The dollar amount of each subsequent variable-dollar amount Annuity Payment is equal to:

    Sub-Account Annuity Units, determined from the first Annuity Payment, multiplied by Annuity Unit Value.

    The Annuity Unit Value of each Sub-Account for any Valuation Period is equal to the Accumulation Unit Value Net Investment Factor for the current Valuation Period multiplied by the Annuity Unit factor, multiplied by the Annuity Unit Value for the preceding Valuation Period.

    TRANSFER OF ANNUITY UNITS: After the Annuity Commencement Date, you may transfer the dollar amount associated with Annuity Units from one Sub-Account to another once a quarter. On the day you make a transfer, the dollar amounts are equal for both Sub-Accounts and the

AMERICAN MATURITY LIFE INSURANCE COMPANY                                      21
--------------------------------------------------------------------------------

number of Annuity Units will be different. We will transfer the dollar amount of your Annuity Units the day we receive your written request if received before the close of the New York Stock Exchange (1:00 p.m. Pacific Time).

                            OTHER PROGRAMS AVAILABLE

    PRE-AUTHORIZED CHECKING PROGRAM ("PAC") -- PAC is an electronic transfer program that allows you to have money automatically withdrawn from your checking or savings account, and invested in your Certificate. It is available for Premium Payments made after your initial Premium Payment. The minimum amount for each transfer is $100. You can elect to have transfers occur either monthly or quarterly, and they can be made into any Account available in your Certificate.

    ELECTRONIC FUND TRANSFERS: Electronic Fund Transfers allow you to Surrender up to 10% of your remaining Premium Payments each Certificate Year. We can Surrender from the Accounts you select systematically on a monthly, quarterly, semiannual, or annual basis. Electronic Fund Transfers may change based on your instructions after your fifth Certificate Year.

    ASSET ALLOCATION PROGRAM: The AARP Variable Annuity Asset Allocation feature matches risk tolerance and investment objective to a professionally designed portfolio built from various available Sub-Accounts. There are five "standard" models (conservative, moderate-conservative, moderate, moderate-aggressive, and aggressive) that represent different levels of risk. Custom models are available that allow risk tolerance and investment objectives to be more closely matched.

    REBALANCING -- Asset Rebalancing is another type of asset allocation program available to you. You select the Sub-Accounts and the percentages you want allocated to each Sub-Account. Based on the frequency you select, your model will automatically rebalance to the original percentages chosen. You can transfer freely between models up to twelve times per year. You can also allocate a portion of your investment to Sub-Accounts that are not part of the model. You can only participate in one asset rebalancing model at a time.

    EARNINGS SWEEP -- You may instruct us to make automatic periodic transfers of your earnings from the Fixed Account to one or more Sub-Accounts.

                               OTHER INFORMATION

    ASSIGNMENT -- Ownership of this Certificate is generally assignable. An assignment of a Non-Qualified Certificate may subject the Certificate Values or Surrender Value to income taxes and certain penalty taxes.

    CERTIFICATE MODIFICATION -- The Annuitant may not be changed. However, if the Annuitant is still living, the Contingent Annuitant may be changed at any time prior to the Annuity Commencement Date by sending us written notice. We may modify the Certificate, but no modification will effect the amount or term of any Certificate unless a modification is required to conform the Certificate to applicable Federal or State law. No modification will effect the method by which Certificate Values are determined.

HOW CERTIFICATES ARE SOLD:

Hartford Securities Distribution Company, Inc. ("HSD") serves as principal underwriter for the securities issued with respect to the Separate Account. HSD is an affiliate of American Maturity Life. HSD and American Maturity Life are ultimately controlled by The Hartford Financial Services Group, Inc. The principal business address of HSD is 200 Hopmeadow Street, Simsbury, CT 06089. HSD is registered with the SEC under the Securities Exchange Act of 1934 as a Broker-Dealer and is a member of the National Association of Securities Dealers, Inc.

    The securities will be sold by salespersons of HSD, who represent American Maturity Life as insurance and variable annuity agents and who are registered representatives. These salespersons will be supervised by American Maturity Life who will respond to telephone inquiries as a result of national advertising.

                           LEGAL MATTERS AND EXPERTS

    There are no material legal proceedings pending to which the Separate Account is a party.

    Counsel with respect to federal laws and regulations applicable to the issue and sale of the Certificates and with respect to Connecticut law is Lynda Godkin, Senior Vice President, General Counsel and Corporate Secretary, American Maturity Life Insurance Company, P.O. Box 2999, Hartford, Connecticut 06104-2999.

    The audited financial statements included in this registration statement have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their reports with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said reports. Reference is made to the report on the statutory financial statements of American Maturity Life Insurance Company which states the statutory financial statements are presented in accordance with statutory accounting practices prescribed or permitted by the National Association of Insurance Commissioners and the State of Connecticut Insurance Department, and are not presented in accordance with generally accepted accounting principles. The principal business address of Arthur Andersen LLP is One Financial Plaza, Hartford, Connecticut 06103.

                                MORE INFORMATION

    You may call one of our Customer Service representatives if you have any questions or write or call us at the address below:

        American Maturity Life Insurance Company
        P.O. Box 7005
        Pasadena, California 91109-7005
        Telephone: (800) 923-3334

22                                      AMERICAN MATURITY LIFE INSURANCE COMPANY
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                           FEDERAL TAX CONSIDERATIONS

    What are some of the federal tax consequences which affect these Contracts?

  A. GENERAL

    Since federal tax law is complex, the tax consequences of purchasing this contract will vary depending on your situation. You may need tax or legal advice to help you determine whether purchasing this contract is right for you.

    Our general discussion of the tax treatment of this contract is based on our understanding of federal income tax laws as they are currently interpreted. A detailed description of all federal income tax consequences regarding the purchase of this contract cannot be made in the prospectus. We also do not discuss state, municipal or other tax laws that may apply to this contract. For detailed information, you should consult with a qualified tax adviser familiar with your situation.

  B. TAXATION OF AMERICAN MATURITY
     AND THE SEPARATE ACCOUNT

    The Separate Account is taxed as part of American Maturity which is taxed as a life insurance company in accordance with the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Separate Account will not be taxed as a "regulated investment company" under subchapter M of Chapter 1 of the Code. Investment income and any realized capital gains on the assets of the Separate Account are reinvested and are taken into account in determining the value of the Accumulation and Annuity Units (See "Value of Accumulation Units"). As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Contract.

    No taxes are due on interest, dividends and short-term or long-term capital gains earned by the Separate Account with respect to Qualified or Non-Qualified Contracts.

  C. TAXATION OF ANNUITIES -- GENERAL
     PROVISIONS AFFECTING PURCHASERS OTHER
     THAN QUALIFIED RETIREMENT PLANS

    Section 72 of the Code governs the taxation of annuities in general.

 1. NON-NATURAL PERSONS, CORPORATIONS, ETC.

    Code Section 72 contains provisions for contract owners which are not natural persons. Non-natural persons include corporations, trusts, limited liability companies, partnerships and other types of legal entities. The tax rules for contracts owned by non-natural persons are different from the rules for contracts owned by individuals. For example, the annual net increase in the value of the contract is currently includible in the gross income of a non-natural person, unless the non-natural person holds the contract as an agent for a natural person. There are additional exceptions from current inclusion for:

- certain annuities held by structured settlement companies,

- certain annuities held by an employer with respect to a terminated qualified retirement plan and

- certain immediate annuities.

    A non-natural person which is a tax-exempt entity for federal tax purposes will not be subject to income tax as a result of this provision.

    If the contract owner is a non-natural person, the primary annuitant is treated as the contract owner in applying mandatory distribution rules. These rules require that certain distributions be made upon the death of the contract owner. A change in the primary annuitant is also treated as the death of the contract owner.

 2. OTHER CONTRACT OWNERS (NATURAL PERSONS).

    A Contract Owner is not taxed on increases in the value of the Contract until an amount is received or deemed received, e.g., in the form of a lump sum payment (full or partial value of a Contract) or as Annuity payments under the settlement option elected.

    The provisions of Section 72 of the Code concerning distributions are summarized briefly below. Also summarized are special rules affecting distributions from Contracts obtained in a tax-free exchange for other annuity contracts or life insurance contracts which were purchased prior to August 14, 1982.

    a. DISTRIBUTIONS PRIOR TO THE ANNUITY COMMENCEMENT DATE.

i. Total premium payments less amounts received which were not includable in gross income equal the "investment in the contract" under Section 72 of the Code.

ii. To the extent that the value of the Contract (ignoring any surrender charges except on a full surrender) exceeds the "investment in the contract," such excess constitutes the "income on the contract."

iii. Any amount received or deemed received prior to the Annuity Commencement Date (e.g., upon a partial surrender) is deemed to come first from any such "income on the contract" and then from "investment in the contract," and for these purposes such "income on the contract" shall be computed by reference to any aggregation rule in subparagraph 2.c. below. As a result, any such amount received or deemed received (1) shall be includable in gross income to the extent that such amount does not exceed any such "income

AMERICAN MATURITY LIFE INSURANCE COMPANY                                      23
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     on the contract," and (2) shall not be includable in gross income to the extent that such amount does exceed any such "income on the contract." If at the time that any amount is received or deemed received there is no "income on the contract" (e.g., because the gross value of the Contract does not exceed the "investment in the contract" and no aggregation rule applies), then such amount received or deemed received will not be includable in gross income, and will simply reduce the "investment in the contract."

iv. The receipt of any amount as a loan under the Contract or the assignment or pledge of any portion of the value of the Contract shall be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b.

v. In general, the transfer of the Contract, without full and adequate consideration, will be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b. This transfer rule does not apply, however, to certain transfers of property between spouses or incident to divorce.

    b. DISTRIBUTIONS AFTER ANNUITY COMMENCEMENT DATE.

    Annuity payments made periodically after the Annuity Commencement Date are includable in gross income to the extent the payments exceed the amount determined by the application of the ratio of the "investment in the contract" to the total amount of the payments to be made after the Annuity Commencement Date (the "exclusion ratio").

i. When the total of amounts excluded from income by application of the exclusion ratio is equal to the investment in the contract as of the Annuity Commencement Date, any additional payments (including surrenders) will be entirely includable in gross income.

ii. If the annuity payments cease by reason of the death of the Annuitant and, as of the date of death, the amount of annuity payments excluded from gross income by the exclusion ratio does not exceed the investment in the contract as of the Annuity Commencement Date, then the remaining portion of unrecovered investment shall be allowed as a deduction for the last taxable year of the Annuitant.

iii. Generally, nonperiodic amounts received or deemed received after the Annuity Commencement Date are not entitled to any exclusion ratio and shall be fully includable in gross income. However, upon a full surrender after such date, only the excess of the amount received (after any surrender charge) over the remaining "investment in the contract" shall be includable in gross income (except to the extent that the aggregation rule referred to in the next subparagraph c. may apply).

    c. AGGREGATION OF TWO OR MORE ANNUITY CONTRACTS.

    Contracts issued after October 21, 1988 by the same insurer (or affiliated insurer) to the same Contract Owner within the same calendar year (other than certain contracts held in connection with a tax-qualified retirement arrangement) will be treated as one annuity Contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. An annuity contract received in a tax-free exchange for another annuity contract or life insurance contract may be treated as a new Contract for this purpose. American Maturity believes that for any annuity subject to such aggregation, the values under the Contracts and the investment in the contracts will be added together to determine the taxation under subparagraph 2.a., above, of amounts received or deemed received prior to the Annuity Commencement Date. Withdrawals will first be treated as withdrawals of income until all of the income from all such Contracts is withdrawn. As of the date of this Prospectus, there are no regulations interpreting this provision.

    d. 10% PENALTY TAX -- APPLICABLE TO CERTAIN WITHDRAWALS AND ANNUITY
       PAYMENTS.

i. If any amount is received or deemed received on the Contract (before or after the Annuity Commencement Date), the Code applies a penalty tax equal to ten percent of the portion of the amount includable in gross income, unless an exception applies.

ii. The 10% penalty tax will not apply to the following distributions (exceptions vary based upon the precise plan involved):

    1. Distributions made on or after the date the recipient has attained the age of 59 1/2.

    2. Distributions made on or after the death of the holder or where the holder is not an individual, the death of the primary annuitant.

    3.  Distributions attributable to a recipient's becoming disabled.

    4. A distribution that is part of a scheduled series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the recipient (or the joint lives or life expectancies of the recipient and the recipient's designated Beneficiary).

    5. Distributions of amounts which are allocable to the "investment in the contract" prior to August 14, 1982 (see next subparagraph e.).

    e. SPECIAL PROVISIONS AFFECTING CONTRACTS OBTAINED THROUGH A TAX-FREE EXCHANGE OF OTHER ANNUITY OR LIFE INSURANCE CONTRACTS PURCHASED PRIOR TO AUGUST 14, 1982.

    If the Contract was obtained by a tax-free exchange of a life insurance or annuity Contract purchased prior to

24                                      AMERICAN MATURITY LIFE INSURANCE COMPANY
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August 14, 1982, then any amount received or deemed received prior to the
Annuity Commencement Date shall be deemed to come (1) first from the amount of the "investment in the contract" prior to August 14, 1982 ("pre-8/14/82 investment") carried over from the prior Contract, (2) then from the portion of the "income on the contract" (carried over to, as well as accumulating in, the successor Contract) that is attributable to such pre-8/14/82 investment,
(3) then from the remaining "income on the contract" and (4) last from the remaining "investment in the contract." As a result, to the extent that such amount received or deemed received does not exceed such pre-8/14/82 investment, such amount is not includable in gross income. In addition, to the extent that such amount received or deemed received does not exceed the sum of (a) such pre-8/14/82 investment and (b) the "income on the contract" attributable thereto, such amount is not subject to the 10% penalty tax. In all other respects, amounts received or deemed received from such post-exchange Contracts are generally subject to the rules described in this subparagraph 3.

    f. REQUIRED DISTRIBUTIONS

i.   Death of Contract Owner or Primary Annuitant

    Subject to the alternative election or spouse beneficiary provisions in ii or iii below:

    1. If any Contract Owner dies on or after the Annuity Commencement Date and before the entire interest in the Contract has been distributed, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution being used as of the date of such death;

    2. If any Contract Owner dies before the Annuity Commencement Date, the entire interest in the Contract will be distributed within 5 years after such death; and

    3.  If the Contract Owner is not an individual, then for purposes of 1. or
        2. above, the primary annuitant under the Contract shall be treated as the Contract Owner, and any change in the primary annuitant shall be treated as the death of the Contract Owner. The primary annuitant is the individual, the events in the life of whom are of primary importance in affecting the timing or amount of the payment under the Contract.

ii.  Alternative Election to Satisfy Distribution
     Requirements
     If any portion of the interest of a Contract Owner described in i. above is payable to or for the benefit of a designated beneficiary, such beneficiary may elect to have the portion distributed over a period that does not extend beyond the life or life expectancy of the beneficiary. Distributions must begin within a year of the Certificate Owner's death.

iii. Spouse Beneficiary
     If any portion of the interest of a Contract Owner is payable to or for the benefit of his or her spouse, and the Annuitant or Contingent Annuitant is living, such spouse shall be treated as the Contract Owner of such portion for purposes of section i. above. This spousal continuation shall apply only once for this contract.

 3. DIVERSIFICATION REQUIREMENTS.

    The Code requires that investments supporting your contract be adequately diversified. Code Section 817 provides that a variable annuity contract will not be treated as an annuity contract for any period during which the investments made by the separate account or underlying fund are not adequately diversified. If a contract is not treated as an annuity contract, the contract owner will be subject to income tax on annual increases in cash value.

    The Treasury Department's diversification regulations require, among other things, that:

- no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment,

- no more than 70% is represented by any two investments,

- no more than 80% is represented by any three investments and

- no more than 90% is represented by any four investments.

    In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality is treated as a separate issuer.

    A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may still comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the company or the contract owner must agree to pay the tax due for the period during which the diversification requirements were not met.

    We monitor the diversification of investments in the separate accounts and test for diversification as required by the Code. We intend to administer all contracts subject to the diversification requirements in a manner that will maintain adequate diversification.

AMERICAN MATURITY LIFE INSURANCE COMPANY                                      25
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 4. OWNERSHIP OF THE ASSETS IN THE SEPARATE ACCOUNT.

    In order for a variable annuity contract to qualify for tax deferral, assets in the separate accounts supporting the contract must be considered to be owned by the insurance company and not by the contract owner. It is unclear under what circumstances an investor is considered to have enough control over the assets in the separate account to be considered the owner of the assets for tax purposes.

    The IRS has issued several rulings discussing investor control. These rulings say that certain incidents of ownership by the contract owner, such as the ability to select and control investments in a separate account, will cause the contract owner to be treated as the owner of the assets for tax purposes.

    In its explanation of the diversification regulations, the Treasury Department recognized that the temporary regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account." The explanation further indicates that "the temporary regulations provide that in appropriate cases a segregated asset account may include multiple sub-accounts, but do not specify the extent to which policyholders may direct their investments to particular sub-accounts without being treated as the owners of the underlying assets. Guidance on this and other issues will be provided in regulations or revenue rulings under Section 817(d), relating to the definition of variable contract."

    The final regulations issued under Section 817 did not provide guidance regarding investor control, and as of the date of this prospectus, guidance has yet to be issued. We do not know if additional guidance will be issued. If guidance is issued, we do not know if it will have a retroactive effect.

    Due to the lack of specific guidance on investor control, there is some uncertainty about when a contract owner is considered the owner of the assets for tax purposes. We reserve the right to modify the contract, as necessary, to prevent you from being considered the owner of assets in the separate account.

  D. FEDERAL INCOME TAX WITHHOLDING

    Any portion of a distribution that is (or is deemed to be) current taxable income to the Contract Owner will be subject to federal income tax withholding and reporting under the Code. Generally, however, a Contract Owner may elect not to have income taxes withheld or to have income taxes withheld at a different rate by filing a completed election form with us. Election forms will be provided at the time distributions are requested.

  E. GENERAL PROVISIONS AFFECTING QUALIFIED RETIREMENT PLANS

    The Contract may be used for a number of qualified retirement plans. If the Contract is being purchased with respect to some form of qualified retirement plan, please refer to Appendix I for information relative to the types of plans for which it may be used and the general explanation of the tax features of such plans.

  F. ANNUITY PURCHASES BY NONRESIDENT
    ALIENS AND FOREIGN CORPORATIONS

    The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal income tax and withholding on annuity distributions at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity purchase.

  G. GENERATION-SKIPPING TRANSFERS

    Under certain circumstances, the Internal Revenue Code may impose a "generation skipping transfer tax" when all or part of an annuity is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Federal tax law may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the Internal Revenue Service.

26                                      AMERICAN MATURITY LIFE INSURANCE COMPANY
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                               TABLE OF CONTENTS
                                       TO
                      STATEMENT OF ADDITIONAL INFORMATION

SECTION                                                         PAGE
-------                                                       --------
INTRODUCTION................................................
DESCRIPTION OF AMERICAN MATURITY LIFE INSURANCE COMPANY.....
SAFEKEEPING OF ASSETS.......................................
INDEPENDENT PUBLIC ACCOUNTANTS..............................
DISTRIBUTION OF THE CERTIFICATES............................
ANNUITY PERIOD..............................................
CALCULATION OF YIELD AND RETURN.............................
PERFORMANCE COMPARISONS.....................................
FINANCIAL STATEMENTS........................................

AMERICAN MATURITY LIFE INSURANCE COMPANY                                      27
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                                   APPENDIX I
              INFORMATION REGARDING TAX-QUALIFIED RETIREMENT PLANS

    This summary does not attempt to provide more than general information about the federal income tax rules associated with use of a Contract by a tax-qualified retirement plan. Because of the complexity of the federal tax rules, owners, participants and beneficiaries are encouraged to consult their own tax advisors as to specific tax consequences.

    The federal tax rules applicable to owners of Contracts under tax-qualified retirement plans vary according to the type of plan as well as the terms and conditions of the plan itself. Contract owners, plan participants and beneficiaries are cautioned that the rights and benefits of any person may be controlled by the terms and conditions of the tax-qualified retirement plan itself, regardless of the terms and conditions of a Contract. We are not bound by the terms and conditions of such plans to the extent such terms conflict with a Contract, unless we specifically consent to be bound.

    Some tax-qualified retirement plans are subject to distribution and other requirements that are not incorporated into our administrative procedures. Contract owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions comply with applicable law. Tax penalties may apply to transactions with respect to tax-qualified retirement plans if applicable federal income tax rules and restrictions are not carefully observed.

    We do not currently offer the Contracts in connection with all of the types of tax-qualified retirement plans discussed below and may not offer the Contracts for all types of tax-qualified retirement plans in the future.

    1. TAX-QUALIFIED PENSION OR PROFIT-SHARING PLANS -- Eligible employers can establish certain tax-qualified pension and profit-sharing plans under section 401 of the Code. Rules under section 401(k) of the Code govern certain "cash or deferred arrangements" under such plans. Rules under section 408(k) govern "simplified employee pensions". Tax-qualified pension and profit-sharing plans are subject to limitations on the amount that may be contributed, the persons who may be eligible to participate and the time when distributions must commence. Employers intending to use the Contracts in connection with tax-qualified pension or profit-sharing plans should seek competent tax and other legal advice.

    2. TAX SHELTERED ANNUITIES UNDER SECTION 403(b) -- Public schools and certain types of charitable, educational and scientific organizations, as specified in section 501(c)(3) of the Code, can purchase tax-sheltered annuity contracts for their employees. Tax-deferred contributions can be made to tax-sheltered annuity contracts under section 403(b) of the Code, subject to certain limitations. Generally, such contributions may not exceed the lesser of $10,500 (indexed) or 20% of the employee's "includable compensation" for such employee's most recent full year of employment, subject to other adjustments. Special provisions under the Code may allow some employees to elect a different overall limitation.

    Tax-sheltered annuity programs under section 403(b) are subject to a PROHIBITION AGAINST DISTRIBUTIONS FROM THE CONTRACT ATTRIBUTABLE TO CONTRIBUTIONS MADE PURSUANT TO A SALARY REDUCTION AGREEMENT, unless such distribution is made:

- after the participating employee attains age 59 1/2;

- upon separation from service;

- upon death or disability; or

- in the case of hardship (and in the case of hardship, any income attributable to such contributions may not be distributed).

    Generally, the above restrictions do not apply to distributions attributable to cash values or other amounts held under a section 403(b) contract as of December 31, 1988.

    3. DEFERRED COMPENSATION PLANS UNDER SECTION 457 -- A governmental employer or a tax-exempt employer other than a governmental unit can establish a Deferred Compensation Plan under section 457 of the Code. For these purposes, a "governmental employer" is a State, a political subdivision of a State, or an agency or an instrumentality of a State or political subdivision of a State. Employees and independent contractors performing services for a governmental or tax-exempt employer can elect to have contributions made to a Deferred Compensation Plan of their employer in accordance with the employer's plan and section 457 of the Code.

    Deferred Compensation Plans that meet the requirements of section 457(b) of the Code are called "eligible" Deferred Compensation Plans. Section 457(b) limits the amount of contributions that can be made to an eligible Deferred Compensation Plan on behalf of a participant. Generally, the limitation on contributions is 33 1/3% of a participant's includable compensation (typically 25% of gross compensation) or, for 2000, $8,000 (indexed), whichever is less. The plan may provide for additional "catch-up" contributions during the three taxable years ending before the year in which the participant attains normal retirement age.

28                                      AMERICAN MATURITY LIFE INSURANCE COMPANY
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    All of the assets and income of an eligible Deferred Compensation Plan of a governmental employer must be held in trust for the exclusive benefit of participants and their beneficiaries. For this purpose, custodial accounts and certain annuity contracts are treated as trusts. The requirement of a trust does not apply to amounts under a Deferred Compensation Plan of a tax-exempt (non-governmental) employer. In addition, the requirement of a trust does not apply to amounts under a Deferred Compensation Plan of a governmental employer if the Deferred Compensation Plan is not an eligible plan within the meaning of section 457(b) of the Code. In the absence of such a trust, amounts under the plan will be subject to the claims of the employer's general creditors.

    In general, distributions from an eligible Deferred Compensation Plan are prohibited under section 457 of the Code unless made after the participating employee:

  - attains age 70 1/2,

  - separates from service,

  - dies, or

  - suffers an unforeseeable financial emergency as defined in the Code.

    Under present federal tax law, amounts accumulated in a Deferred Compensation Plan under section 457 of the Code cannot be transferred or rolled over on a tax-deferred basis except for certain transfers to other Deferred Compensation Plans under section 457 in limited cases.

    4. INDIVIDUAL RETIREMENT ANNUITIES ("IRAS") UNDER SECTION 408

    TRADITIONAL IRAS. Eligible individuals can establish individual retirement programs under section 408 of the Code through the purchase of an IRA.
Section 408 imposes limits with respect to IRAs, including limits on the amount that may be contributed to an IRA, the amount of such contributions that may be deducted from taxable income, the persons who may be eligible to contribute to an IRA, and the time when distributions commence from an IRA. Distributions from certain tax-qualified retirement plans may be "rolled-over" to an IRA on a tax-deferred basis.

    SIMPLE IRAS. Eligible employees may establish SIMPLE IRAs in connection with a SIMPLE IRA plan of an employer under section 408(p) of the Code. Special rollover rules apply to SIMPLE IRAs. Amounts can be rolled over from one SIMPLE IRA to another SIMPLE IRA. However, amounts can be rolled over from a SIMPLE IRA to a Traditional IRA only after two years have expired since the employee first commenced participation in the employer's SIMPLE IRA plan. Amounts cannot be rolled over to a SIMPLE IRA from a qualified plan or a Traditional IRA. American Maturity is a non-designated financial institution for purposes of the SIMPLE IRA rules.

    ROTH IRAS. Eligible individuals may establish Roth IRAs under section 408A of the Code. Contributions to a Roth IRA are not deductible. Subject to special limitations, a Traditional IRA may be converted into a Roth IRA or a distribution from a Traditional IRA may be rolled over to a Roth IRA. However, a conversion or a rollover from a Traditional IRA to a Roth IRA is not excludable from gross income. If certain conditions are met, qualified distributions from a Roth IRA are tax-free.

    5. FEDERAL TAX PENALTIES AND WITHHOLDING

    Distributions from tax-qualified retirement plans are generally taxed as ordinary income under section 72 of the Code. Under these rules, a portion of each distribution may be excludable from income. The excludable amount is the portion of the distribution that bears the same ratio as the after-tax contributions bear to the expected return.

    (a) PENALTY TAX ON EARLY DISTRIBUTIONS

    Section 72(t) of the Code imposes an additional penalty tax equal to 10% of the taxable portion of a distribution from certain tax-qualified retirement plans. However, the 10% penalty tax does not apply to a distributions that is:

  - Made on or after the date on which the employee reaches age 59 1/2;

  - Made to a beneficiary (or to the estate of the employee) on or after the death of the employee;

  - Attributable to the employee's becoming disabled (as defined in the Code);

  - Part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and his or her designated beneficiary;

  - Except in the case of an IRA, made to an employee after separation from service after reaching age 55; or

  - Not greater than the amount allowable as a deduction to the employee for eligible medical expenses during the taxable year.

    In addition, the 10% penalty tax does not apply to a distribution from an IRA that is:

  - Made after separation from employment to an unemployed IRA owner for health insurance premiums, if certain conditions are met;

  - Not in excess of the amount of certain qualifying higher education expenses, as defined by section 72(t)(7) of the Code; or

  - A qualified first-time homebuyer distribution meeting the requirements specified at section 72(t)(8) of the Code.

AMERICAN MATURITY LIFE INSURANCE COMPANY                                      29
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    If you are a participant in a SIMPLE IRA plan, you should be aware that the
10% penalty tax is increased to 25% with respect to non-exempt early distributions made from your SIMPLE IRA during the first two years following the date you first commenced participation in any SIMPLE IRA plan of your employer.

    (b) MINIMUM DISTRIBUTION PENALTY TAX

    If the amount distributed is less than the minimum required distribution for the year, the Participant is subject to a 50% penalty tax on the amount that was not properly distributed.

    An individual's interest in a tax-qualified retirement plan generally must be distributed, or begin to be distributed, not later than the Required Beginning Date. Generally, the Required Beginning Date is April 1 of the calendar year following the later of:

  - the calendar year in which the individual attains age 70 1/2; or

  - the calendar year in which the individual retires from service with the employer sponsoring the plan.

    The Required Beginning Date for an individual who is a five (5) percent owner (as defined in the Code), or who is the owner of an IRA, is April 1 of the calendar year following the calendar year in which the individual attains age
70 1/2.

    The entire interest of the Participant must be distributed beginning no later than the Required Beginning Date over:

  - the life of the Participant or the lives of the Participant and the Participant's designated beneficiary, or

  - over a period not extending beyond the life expectancy of the Participant or the joint life expectancy of the Participant and the Participant's designated beneficiary.

    Each annual distribution must equal or exceed a "minimum distribution amount" which is determined by dividing the account balance by the applicable life expectancy. This account balance is generally based upon the account value as of the close of business on the last day of the previous calendar year. In addition, minimum distribution incidental benefit rules may require a larger annual distribution.

    If an individual dies before reaching his or her Required Beginning Date, the individual's entire interest must generally be distributed within five years of the individual's death. However, this rule will be deemed satisfied, if distributions begin before the close of the calendar year following the individual's death to a designated beneficiary and distribution is over the life of such designated beneficiary (or over a period not extending beyond the life expectancy of the beneficiary). If the beneficiary is the individual's surviving spouse, distributions may be delayed until the individual would have attained age 70 1/2.

    If an individual dies after reaching his or her Required Beginning Date or after distributions have commenced, the individual's interest must generally be distributed at least as rapidly as under the method of distribution in effect at the time of the individual's death.

    (c) WITHHOLDING

    In general, regular wage withholding rules apply to distributions from IRAs and plans described in section 457 of the Code. Periodic distributions from other tax-qualified retirement plans that are made for a specified period of 10 or more years or for the life or life expectancy of the participant (or the joint lives or life expectancies of the participant and beneficiary) are generally subject to federal income tax withholding as if the recipient were married claiming three exemptions. The recipient of periodic distributions may generally elect not to have withholding apply or to have income taxes withheld at a different rate by providing a completed election form.

    Mandatory federal income tax withholding at a flat rate of 20% will generally apply to other distributions from such other tax-qualified retirement plans unless such distributions are:

  - the non-taxable portion of the distribution;

  - required minimum distributions; or

  - direct transfer distributions.

    Direct transfer distributions are direct payments to an IRA or to another eligible retirement plan under Code section 401(a)(31).

    Certain states require withholding of state taxes when federal income tax is withheld.

30                                      AMERICAN MATURITY LIFE INSURANCE COMPANY
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This form must be completed for all tax sheltered annuities.

                     SECTION 403(b)(11) ACKNOWLEDGMENT FORM

    The variable annuity Certificate which you have recently purchased is subject to certain restrictions imposed by the Tax Reform Act of 1986. Contributions to the Certificate after December 31, 1988 and any increases in cash value after December 31, 1988 may not be distributed to you unless you have:

a.  attained age 59 1/2,

b.  separated from service,

c.  died, or

d.  become disabled.

    Distributions of post December 31, 1988 contributions (excluding any income thereon) may also be made if you have experienced a financial hardship.

    Also, there may be a 10% penalty tax for distributions made prior to age 59 1/2 because of financial hardship or separation from service.

    Also, please be aware that your 403(b) Plan may also offer other financial alternatives other than your annuity. Please refer to your Plan.

    Please complete the following and return to:

        American Maturity Life Insurance Company
       P.O. Box 7005
       Pasadena, California 91109-7005

Name of Contract Owner/Participant:  ___________________________________________

Address:  ______________________________________________________________________

City or Plan/School District:  _________________________________________________

Date:  _________________________________________________________________________

Contract No.:  _________________________________________________________________

Signature:  ____________________________________________________________________

AMERICAN MATURITY LIFE INSURANCE COMPANY                                      31
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    To obtain a Statement of Additional Information, please complete the form below and mail to:

    American Maturity Life Insurance Company
    P.O. Box 7005
    Pasadena, California 91109-7005

    Please send a Statement of Additional Information to me at the following address:

----------------------------------------------------
                        Name

-----------------------------------------------------
                       Address

-----------------------------------------------------
                City/State      Zip Code

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                    AMERICAN MATURITY LIFE INSURANCE COMPANY
                             SEPARATE ACCOUNT AMLVA
                            THE AARP VARIABLE ANNUITY

This Statement of Additional Information is not a prospectus. The information contained herein should be read in conjunction with the Prospectus.

To obtain a Prospectus, send a written request to American Maturity Life Insurance Company, P.O. Box, Pasadena, California 91109-7005.




Date of Prospectus: May 1, 2000

Date of Statement of Additional Information: May 1, 2000


                                TABLE OF CONTENTS

SECTION                                                               PAGE
-------                                                               ----
INTRODUCTION........................................................    4

DESCRIPTION OF AMERICAN MATURITY LIFE INSURANCE COMPANY.............    4

SAFEKEEPING OF ASSETS...............................................    5

INDEPENDENT PUBLIC ACCOUNTANTS......................................    5

DISTRIBUTION OF THE CERTIFICATES....................................    5

ANNUITY PERIOD......................................................    6

CALCULATION OF YIELD AND RETURN.....................................   11

PERFORMANCE COMPARISONS.............................................   15

FINANCIAL STATEMENTS................................................  SA-1

                                  INTRODUCTION

     This Statement of Additional Information is to be read in conjunction with the Prospectus of American Maturity Life Insurance Company's Separate Account AMLVA (the AARP Variable Annuity). This Statement of Additional Information contains information that may be of some interest to some investors.

             DESCRIPTION OF AMERICAN MATURITY LIFE INSURANCE COMPANY

     American Maturity Life Insurance Company ("American Maturity"), is domiciled in Connecticut. Its principal office is at 200 Hopmeadow Street, Simsbury, Connecticut 06089. However its mailing address is 700 Newport Center Drive, Newport Beach, California 92660.

     American Maturity is a stock insurance company engaged in the business of writing annuities. American Maturity was originally incorporated under the name of First Equicor Life Insurance Company under the laws of California on October 24, 1972. On July 29, 1994 First Equicor Life Insurance Company redomesticated to Connecticut and changed its name to American Maturity Life Insurance Company. American Maturity is owned 60% by Hartford Life and Accident Insurance Company (domiciled in Connecticut) and 40% by Pacific Mutual Life Insurance Company (domiciled in California). Hartford Life and Accident Insurance Company is ultimately controlled by The Hartford Financial Services Group, Inc. Pacific Mutual serves as the administrator of the Certificates.

     The American Association of Retired Persons ("AARP") granted American Maturity the exclusive right to offer annuity products to the membership of AARP pursuant to an agreement established July 6, 1994. The agreement requires American Maturity to maintain minimum capital surplus levels, minimum ratings from nationally recognized rating services, and generally to obtain AARP's consent in all matters relating to the offering of annuities to AARP members. The agreement also includes a shareholder's agreement of American Maturity's shareholders. In return for the exclusive right to offer annuity products to AARP members, American Maturity pays AARP a royalty fee. The agreement is effective until December 31, 2004, at which time AARP and American Maturity may or may not renew the agreement.

     Based on its financial soundness and operating performance, American Maturity has earned an A+ (Superior) rating from A.M. Best Company, Inc., and an (AA+) (Excellent) rating from Standard & Poor's. Based on claims paying ability, American Maturity has earned an (AA+) (Very High) rating from Duff and Phelps.

     These ratings do not apply to the performance of the Separate Account. However, the contractual obligations under this variable annuity are the general corporate obligations of American Maturity. These ratings do apply to American Maturity's ability to meet its insurance obligations under the Certificate.

                              SAFEKEEPING OF ASSETS

     The assets of the Separate Account are held by American Maturity under a safekeeping arrangement.

                         INDEPENDENT PUBLIC ACCOUNTANTS

The audited financial statements included in this registration statement have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their reports with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said reports. Reference is made to the report on the statutory financial statements of American Maturity Life Insurance Company which states the statutory financial statements are presented in accordance with statutory accounting practices prescribed or permitted by the National Association of Insurance Commissioners and the State of Connecticut Insurance Department, and are not presented in accordance with generally accepted accounting principles. The principal business address of Arthur Andersen LLP is One Financial Plaza, Hartford, Connecticut 06103.

                          DISTRIBUTION OF CERTIFICATES

     Hartford Securities Distribution Company, Inc. ("HSD") serves as Principal Underwriter for the securities issued with respect to the Separate Account and will offer the Certificates on a continued basis.

     HSD is an affiliate of American Maturity. Both HSD and American Maturity are ultimately controlled by The Hartford Financial Services Group, Inc. The principal business address of HSD is 200 Hopmeadow Street, Simsbury, CT 06089.

     HSD is registered with the Securities and Exchange Commission under the Securities Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. ("NASD")

     The securities will be sold by salespersons of HSD, who represent American Maturity as insurance and variable annuity agents and who are NASD registered representatives. These salespersons will be supervised by American Maturity who will respond to telephone inquires as a result of national advertising

     American Maturity is obligated to reimburse HSD for all operating expenses associated with HSD's services provided.

     American Maturity may pay a consultation service fee to AARP for demographic, administrative, record keeping and marketing consultation services provided. In no event will such service fee exceed 0.07% of the premiums deposited in the Certificate.

     American Maturity currently does not pay HSD underwriting commissions for its role as Principal Underwriter of all variable annuities associated with this Separate Account.

                                 ANNUITY PERIOD

A.   Annuity Payments

     Variable annuity payments are determined on the basis of (1) a mortality table set forth in the Certificates and the type of annuity payment option selected, and (2) the investment performance of the investment medium selected. Fixed annuity payments are based on the Annuity tables contained in the Certificates, and will remain level for the duration of the annuity.

     The amount of the annuity payments will not be affected by adverse mortality experience or by an increase in expenses in excess of the expense deduction for which provision has been made (see "Charges Under the Certificates," in the Prospectus).

     For a variable annuity, the Annuitant will be paid according to the value of a fixed number of Annuity Units. However, the value of the Annuity Units, and the amounts of the variable annuity payments, will vary with the investment experience of the Fund shares selected.

B.   Electing the Annuity Commencement Date and Form of Annuity

     The Certificate Owner selects an Annuity Commencement Date and an Annuity Option which may be on a fixed or variable basis, or a combination thereof. The Annuity Commencement Date will not be deferred beyond the Annuitant's 90th birthday.

     The Annuity Commencement Date and/or the Annuity Option may be changed from time to time, but any such change must be made in writing at least 30 days before the scheduled Annuity Commencement Date.

     The Certificate contains the five Annuity Options. Options 5 is available with respect to Qualified Certificates only if the guaranteed payment period is less than the life expectancy of the Annuitant at the time the option becomes effective. Such life expectancy shall be computed on the basis of the mortality table prescribed by the Internal Revenue Service, or if none is prescribed, the mortality table then in use by American Maturity.

     If you do not elect otherwise, payments will automatically begin at the Annuitant's age 90 under Option 5, Designated Period for 5 years.

     When an Annuity is effected under a Certificate, unless otherwise specified, variable values will be applied to provide a variable annuity based on Certificate Values as they are held in the various Sub-Accounts under the Certificates. Fixed Account Certificate Values will be applied to provide a fixed annuity. The Certificate Owner should consider the question of allocation of Certificate Values among Sub-Accounts of the Separate Account and the General Account of American Maturity to make certain that Annuity payments are based on the investment alternative best suited to the Certificate Owner's needs for retirement.

     If at any time annuity payments are or become less than the minimum payment amount according to Company rules then in effect, American Maturity has the right to change the frequency of payment to such intervals as will result in a payment at least equal to the minimum.

     There may be other annuity options available offered by American Maturity from time to time.

C.   Optional Annuity Forms

Life Annuity

A life annuity is an annuity payable during the lifetime of the Annuitant and terminating with the last payment preceding the death of the Annuitant. This option offers the maximum level of monthly payments of any of the life annuity options since there is no guarantee of a minimum number of payments nor a provision for a death benefit payable to a Beneficiary.

It would be possible under this option for an Annuitant to receive only one annuity payment if he died prior to the due date of the second annuity payment, two if he died before the due date of the third annuity payment, etc.

Life Annuity with 120, 180 or 240 Monthly Payments Certain

This annuity option is an annuity payable monthly during the lifetime of an Annuitant with the provision that if, at the death of the Annuitant, payments have been made for less than 120, 180 or 240 months, as elected, then the present value as of the date of the Annuitant's death of the current dollar amount at the date of death, of any remaining guaranteed monthly payments will be paid in one sum to the Beneficiary or Beneficiaries designated.

                        Illustration of Annuity Payments
                      Male Individual Age 65, Life Annuity
                            With 120 Payments Certain
                            -------------------------

1.  Net amount applied.................................................... ..$10,000.00
2.  Initial monthly income per $1,000 of payment applied.................. ........6.78
3.  Initial monthly payment (1x2/1,000)................................... .......67.80
4.  Annuity Unit value.................................................... ....0.995995
5.  Number of monthly Annuity Units (3/4)................................. ......68.073
6.  Assume Annuity Unit value for second month equal to................... .....1.00704
7.  Second monthly payment (5x6).......................................... .......68.55
8.  Assume Annuity Unit value for third month equal to.................... ... 0.964917
9.  Third monthly payment (5x8)........................................... ...... 65.68

For the purpose of this illustration, purchase is assumed to have been made on the fifth business day preceding the first payment date. In determining the second and subsequent payments, the Annuity Unit Value of the fifth business day preceding the annuity due date is used.

Cash Refund Life Annuity

An annuity payable monthly during the lifetime of the Annuitant ceasing with the last payment due prior to the death of the Annuitant provided that, at the death of the Annuitant, the Beneficiary will receive an additional payment equal to the excess, if any, of (a) minus (b) where: (a) is the Net Surrender Value applied on the Annuity Commencement Date under this option; and (b) is the dollar amount of annuity payments already paid. This option is not available for variable payouts.

Joint and Last Survivor Life Annuity

An annuity payable monthly during the joint lifetime of the Annuitant and a designated second person, and thereafter during the remaining lifetime of the survivor, ceasing with the last payment prior to the death of the survivor.

It would be possible under this option for an Annuitant and designated second person in the event of the common or simultaneous death of the parties to receive only one payment in the event of death prior to the due date for the second payment and so on.

Payment for a Designated Period

An amount payable monthly for the number of years selected which may be from 5 to 30 years. In the event of the Annuitant's death prior to the end of the designated period, the present value as of the date of the Annuitant's death, of the current dollar amount of any remaining guaranteed monthly payments will be paid in one sum to the Beneficiary or Beneficiaries designated.

     Under any of the annuity options above, no surrenders are permitted after the Annuity Commencement Date.

     Payment for a Designated Period option is an option that does not involve life contingencies and thus no mortality guarantee, thus the Mortality and Expense Risk Charge provides no real benefit to a Certificate Owner.

D.   The Annuity Unit and Valuation

     The value of an Annuity Unit Value for each Sub-Account will vary to reflect the investment experience of the applicable Funds and will be determined by multiplying the value of the Annuity Unit for that particular Subaccount on the preceding Business Day by the product of (1) the net investment factor for that Sub-Account for the day for which the Annuity Unit value is being calculated, and (2) 0.999866 which is a factor that neutralizes an assumed interest rate of 5.00%.

                Illustration of Calculation of Annuity Unit Value
                -------------------------------------------------

1.  Net Investment Factor for period................................... ..1.011225
2.  Adjustment for 5% Assumed Rate of Investment Return................ ..0.999866
3.  2x1................................................................ ...1.01109
4.  Annuity Unit value, beginning of period............................ ....995995
5.  Annuity Unit value, end of period (3x4)............................ ...1.00704

E.   Determination of Amount of First Monthly Annuity Payment-Fixed and Variable


     When annuity payments are to commence, the value of the Certificate is determined as the sum of the value of the Fixed Account plus the product of the value of the Accumulation Unit of each Sub-Account and the number of Accumulation Units credited to each Sub-Account as of the date the annuity option is to commence. The Annuity Unit will be determined no earlier than the close of business on the fifth Business Day preceding the date the first annuity payment is due.

     The Certificate contains tables indicating the minimum dollar amount of the first monthly payment under the optional forms of annuity for each $1,000 of value of a Sub-Account under a Certificate. The first monthly payment varies according to the form and type of annuity selected. The certificate contains annuity tables derived from the 1983a Individual Annuity Mortality table with ages set back one year with an assumed investment rate ("A.I.R.") of 5% per annum. The total first monthly variable annuity payment is determined by multiplying the value (expressed in thousands of dollars) of a Sub-Account (less any applicable Premium Taxes) by the amount of the first monthly payment per $1,000 of value obtained from the tables in the Certificates.

Fixed annuity payments are determined at annuitization by multiplying the values allocated to the Fixed Account by a rate to be determined by American Maturity which is no less than the rate specified in the annuity tables in the Certificate. The annuity payment will remain level for the duration of the annuity.

F.   Amount of Second and Subsequent Monthly Variable Annuity Payments

The amount of the first monthly variable annuity payment, determined as described above, is divided by the value of an Annuity Unit for the appropriate Sub-Account no earlier than the close of business on the fifth Business Day preceding the day on which the payment is due in order to determine the number of Annuity Units represented by the first payment. This number of Annuity Units remains fixed during the Annuity Period, and in each subsequent month the dollar amount of the variable annuity payment is determined by multiplying this fixed number of Annuity Units by the then current Annuity Unit Value.

Level variable annuity payments would be produced if the investment rate remained constant and equal to the A.I.R. In fact, payments will vary up or down as the investment rate varies up or down from the A.I.R.

G.   Date and Time of Annuity Payments

The first annuity payment under any Option shall be made one month, (or the period selected for periodic payments: annual, semi-annual, quarterly, or monthly), following the Annuity Commencement Date. Subsequent payments shall be made on the same calendar day of the month as was the first payment, or preceding day if no such day exists (e.g. September 31), in accordance with the payment period selected. The Annuity Unit Value used in calculating the amount of the variable annuity payments will be based on an Annuity Unit Value determined as of the close of business on a day no earlier than the fifth Business Day preceding the date of the annuity payment.


                         CALCULATION OF YIELD AND RETURN

YIELD OF A MONEY MARKET SUB-ACCOUNT. As summarized in the prospectus under the heading "Performance Related Information," the yield of a Money Market Sub-Account for a seven day period (the "base period") will be computed by determining the "net change in value" (calculated as set forth below) of a hypothetical account having a balance of one accumulation unit of the Sub-Account at the beginning of the period, subtracting a hypothetical charge reflecting deductions from Contract Owner accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by 365/7 with the resulting yield figure carried to the nearest hundredth of one percent. Net changes in value of a hypothetical account will include net investment income of the account (accrued daily dividends as declared by the underlying funds, less daily expense charges of the account) for the period, but will not include realized gains or losses or unrealized appreciation or depreciation on the underlying fund shares.

The effective yield is calculated by compounding the base period return by adding 1, raising the sum to a power equal to 365/7 and subtracting 1 from the result, according to the following formula:

                                                365/7
     Effective Yield = [(Base Period Return + 1)     ] - 1

A MONEY MARKET SUB-ACCOUNT'S YIELD AND EFFECTIVE YIELD WILL VARY IN RESPONSE TO FLUCTUATIONS IN INTEREST RATES AND IN THE EXPENSES OF THE SUB-ACCOUNT. THE CURRENT YIELD AND EFFECTIVE YIELD REFLECT RECURRING CHARGES ON THE SEPARATE ACCOUNT LEVEL, INCLUDING THE MAXIMUM ANNUAL MAINTENANCE FEE.


   YIELD AND EFFECTIVE YIELD FOR THE SEVEN DAY PERIOD ENDING DECEMBER 31, 1999
---------------------------------------- ------------------------------------- -------------------------------------
SUB-ACCOUNT                                             YIELD                            EFFECTIVE YIELD
---------------------------------------- ------------------------------------- -------------------------------------
Money Market Portfolio                                  4.80%                                 4.92%
---------------------------------------- ------------------------------------- -------------------------------------

YIELD OF SUB-ACCOUNTS. As summarized in the prospectus under the heading "Performance Related Information," yields of Sub-Accounts will be computed by annualizing a recent month's net investment income, divided by a Fund share's net asset value on the last trading day of that month. Net changes in the value of a hypothetical account will assume the change in the underlying mutual fund's "net asset value per share" for the same period in addition to the daily expense charge assessed, at the sub-account level for the respective period. The Sub-Accounts' yields will vary from time to time depending upon market conditions and, the composition of the underlying funds' portfolios. Yield should also be considered relative to changes in the value of the Sub-Accounts' shares and to the relative risks associated with the investment objectives and policies of the underlying Fund.

THE YIELD REFLECTS RECURRING CHARGES ON THE SEPARATE ACCOUNT LEVEL, INCLUDING THE ANNUAL MAINTENANCE FEE.

Yield calculations of the Sub-Accounts used for illustration purposes reflect the interest earned by the Sub-Accounts, less applicable asset charges assessed against a Contract Owner's account over the base period. Yield quotations based on a 30 day period were computed by dividing the dividends and interest earned during the period by the maximum offering price per unit on the last day of the period, according to the following formula:
Example:

                                                             6
Current Yield Formula for the Sub-Account  2[((A-B)/(CD) + 1)  - 1]

Where         A = Dividends and interest earned during the period.
              B = Expenses accrued for the period (net of reimbursements).
              C = The average daily number of units outstanding during the period that were entitled to receive dividends.
              D = The maximum offering price per unit on the last day of the period.


                         YIELD QUOTATION BASED ON A 30 DAY PERIOD ENDED DECEMBER 31, 1999

----------------------------------------------------------------------------- --------------------------------------
SUB-ACCOUNT                                                                                   YIELD
----------------------------------------------------------------------------- --------------------------------------
Bond Portfolio                                                                                3.74%
----------------------------------------------------------------------------- --------------------------------------

At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

CALCULATION OF TOTAL RETURN. As summarized in the prospectus under the heading "Performance Related Information," total return is a measure of the change in value of an investment in a Sub-Account over the period covered and assumes that the Optional Death Benefit has not been elected. The formula for total return used herein includes three steps: (1) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of units owned at the end of the period by the unit value per unit on the last trading day of the period; (2) assuming redemption at the end of the period and deducting any applicable contingent deferred sales charge and (3) dividing this account value for the hypothetical investor by the initial $1,000 investment and annualizing the result for periods of less than one year. Standardized total return will be calculated since the inception of the Separate Account for one year, five years and ten years or some other relevant periods if a Sub-Account has not been in existence for at least ten years.

The following are the standardized average annual total return quotations for the Sub-Accounts.


                     STANDARDIZED AVERAGE ANNUAL TOTAL RETURN FOR YEAR ENDED DECEMBER 31, 1999

--------------------------------- -------------- -------------- --------------- ---------------- ------------------
                                    SEPARATE                                                      SINCE INCEPTION
          SUB-ACCOUNT                ACCOUNT        1 YEAR          5 YEAR          10 YEAR       OF THE SEPARATE
                                    INCEPTION                                                         ACCOUNT
                                      DATE
--------------------------------- -------------- -------------- --------------- ---------------- ------------------
Appreciation (Dreyfus)               2/28/96         3.01%           N/A              N/A             19.74%
--------------------------------- -------------- -------------- --------------- ---------------- ------------------
Small Cap (Dreyfus)                  2/28/96        14.61%           N/A              N/A              8.65%
--------------------------------- -------------- -------------- --------------- ---------------- ------------------
Balanced (Janus Aspen)               2/28/96        18.19%           N/A              N/A             21.43%
--------------------------------- -------------- -------------- --------------- ---------------- ------------------
Worldwide Growth (Janus Aspen)       2/28/96        55.56%           N/A              N/A             31.65%
--------------------------------- -------------- -------------- --------------- ---------------- ------------------
AMT Partners (Neuberger Berman       2/28/96        -1.04%           N/A              N/A             13.22%
Management)
--------------------------------- -------------- -------------- --------------- ---------------- ------------------
Bond (Scudder)                       2/28/96        -9.29%           N/A              N/A              1.06%
--------------------------------- -------------- -------------- --------------- ---------------- ------------------
Capital Growth (Scudder)             2/28/96        26.59%           N/A              N/A             24.40%
--------------------------------- -------------- -------------- --------------- ---------------- ------------------


                                      -14-
--------------------------------- -------------- -------------- --------------- ---------------- ------------------
                                    SEPARATE                                                      SINCE INCEPTION
          SUB-ACCOUNT                ACCOUNT        1 YEAR          5 YEAR          10 YEAR       OF THE SEPARATE
                                    INCEPTION                                                         ACCOUNT
                                      DATE
--------------------------------- -------------- -------------- --------------- ---------------- ------------------
Growth & Income (Scudder)            2/28/96        -2.32%           N/A              N/A             11.96%
--------------------------------- -------------- -------------- --------------- ---------------- ------------------
Money Market (Scudder)               2/28/96        -3.39%           N/A              N/A              1.22%
--------------------------------- -------------- -------------- --------------- ---------------- ------------------


Performance figures above do not reflect any deductions for Optional Death Benefit charges. Performance would have been lower had the Optional Death Benefit been available and been chosen.

In addition to the standardized total return, the Sub-Account may advertise a non-standardized total return. This figure will usually be calculated since the inception of the underlying fund for one year, five years, and ten years or other periods. Non-standardized total return is measured in the same manner as the standardized total return described above, except that the contingent deferred sales charge and the Annual Maintenance Fee are not deducted. Therefore, non-standardized total return for a Sub-Account is higher than standardized total return for a Sub-Account. The following are the non-standardized annualized total return quotations for the Sub-Accounts.


         NON-STANDARDIZED ANNUALIZED TOTAL RETURN THAT PRE-DATE THE INCEPTION DATE OF THE SEPARATE ACCOUNT
                        FOR YEAR ENDED DECEMBER 31, 1999

--------------------------------- -------------- -------------- --------------- ---------------- ------------------
SUB-ACCOUNT                           FUND          1 YEAR          5 YEAR          10 YEAR       SINCE INCEPTION
                                    INCEPTION                                                       OF THE FUND
                                      DATE
--------------------------------- -------------- -------------- --------------- ---------------- ------------------
Appreciation (Dreyfus)               4/5/93         10.51%          24.46%            N/A             19.02%
--------------------------------- -------------- -------------- --------------- ---------------- ------------------
Small Cap (Dreyfus)                  8/31/90        22.11%          14.95%            N/A             34.50%
--------------------------------- -------------- -------------- --------------- ---------------- ------------------
Balanced (Janus Aspen)               9/13/93        25.69%          23.63%            N/A             19.59%
--------------------------------- -------------- -------------- --------------- ---------------- ------------------
Worldwide Growth (Janus Aspen)       9/13/93        63.06%          32.47%            N/A             28.60%
--------------------------------- -------------- -------------- --------------- ---------------- ------------------
AMT Partners (Neuberger Berman       3/22/94         6.46%          20.00%            N/A             16.48%
Management)
--------------------------------- -------------- -------------- --------------- ---------------- ------------------
Bond (Scudder)                       7/16/85        -1.79%          6.04%            6.46%              N/A
--------------------------------- -------------- -------------- --------------- ---------------- ------------------
Capital Growth (Scudder)             7/16/85        34.09%          27.36%          17.03%              N/A
--------------------------------- -------------- -------------- --------------- ---------------- ------------------
Growth & Income (Scudder)            5/2/94          5.18%          17.96%            N/A             16.55%
--------------------------------- -------------- -------------- --------------- ---------------- ------------------
Money Market (Scudder)               7/16/85         4.11%          4.37%            4.05%              N/A
--------------------------------- -------------- -------------- --------------- ---------------- ------------------

                             PERFORMANCE COMPARISONS

YIELD AND TOTAL RETURN. Each Sub-Account may from time to time include its performance in advertising and other sales literature furnished to present or prospective shareholders. Each Sub-Account may from time to time include in advertisements its total return (and yield in the case of certain Sub-Accounts), and the ranking of those performance figures relative to such figures for groups of other annuities analyzed by Lipper Analytical Services and Morningstar, Inc. as having the same investment objectives.

The total return and yield may also be used to compare the performance of the Sub-Accounts against certain widely acknowledged outside standards or indices for stock and bond market performance. The Standard & Poor's Composite Index of 500 Stocks (the "S&P 500") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included. The 500 companies represented include 400 industrial, 60 transportation and 40 financial services concerns. The S&P 500 represents about 80% of the market value of all issues traded on the New York Stock Exchange.

The NASDAQ-OTC Price Index (The "NASDAQ Index") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of approximately 3,500 stocks relative to the base measure of 100.00 on February 5, 1971. The NASDAQ Index is composed entirely of common stocks of companies traded over-the-counter and often through the National Association of Securities Dealers Automated Quotations ("NASDAQ") system. Only those over-the-counter stocks having only one market maker or traded on exchanges are excluded.

The Morgan Stanley Capital International EAFE Index (the "EAFE Index") is an unmanaged index, which includes over 1,000 companies representing the stock markets of Europe, Australia, New Zealand, and the Far East. The EAFE Index is weighted by market capitalization, and therefore, it has a heavy representation in countries with large stock markets, such as Japan.

The Lehman Government Bond Index (the "Lehman Government Index") is a measure of the market value of all public obligations of the U.S. Treasury; all publicly issued debt of all agencies of the U.S. Government and all quasi-federal corporations; and all corporate debt guaranteed by the U.S. Government. Mortgage backed securities, flower bonds and foreign targeted issues are not included in the Lehman Government

Index.

The Lehman Government/Corporate Bond Index (the "Lehman Government/Corporate Index") is a measure of the market value of approximately 5,300 bonds with a face value currently in excess of $1.3 trillion. To be included in the Lehman Government/Corporate Index, an issue must have amounts outstanding in excess of $1 million, have at least one year to maturity and be rated "Baa" or higher ("investment grade") by a nationally recognized rating agency.

The manner in which total return and yield will be calculated for public use is described above.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------
TO AMERICAN MATURITY LIFE INSURANCE COMPANY
SEPARATE ACCOUNT AMLVA AND TO THE
OWNERS OF UNITS OF INTEREST THEREIN:

We have audited the accompanying statements of assets and liabilities of American Maturity Life Insurance Company Separate Account AMLVA (Scudder Variable Life Investment Fund Money Market Portfolio, Scudder Variable Life Investment Fund Bond Portfolio, Scudder Variable Life Investment Fund Capital Growth Portfolio, Scudder Variable Life Investment Fund Growth and Income Portfolio, Neuberger & Berman Advisers Management Trust Partners Portfolio, Dreyfus Variable Investment Fund Capital Appreciation Portfolio, Dreyfus Variable Investment Fund Small Cap Portfolio, Janus Aspen Series Balanced Portfolio, and Janus Aspen Series Worldwide Growth Portfolio sub-accounts), (collectively, the Account) as of December 31, 1999, and the related statements of operations and the statements of changes in net assets for the periods presented. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Account as of December 31, 1999, and the results of its operations and the changes in its net assets for the periods presented in conformity with generally accepted accounting principles.

Hartford, Connecticut
February 17, 2000                                            ARTHUR ANDERSEN LLP

_____________________________________SA-1_____________________________________

SEPARATE ACCOUNT AMLVA
--------------------------------------------------------------------------------
AMERICAN MATURITY LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1999

                                                         SCUDDER                     SCUDDER                     SCUDDER
                                                 VARIABLE LIFE INVESTMENT    VARIABLE LIFE INVESTMENT    VARIABLE LIFE INVESTMENT
                                                    FUND MONEY MARKET               FUND BOND              FUND CAPITAL GROWTH
                                                        PORTFOLIO                   PORTFOLIO                   PORTFOLIO
                                                       SUB-ACCOUNT                 SUB-ACCOUNT                 SUB-ACCOUNT
                                                 ------------------------    ------------------------    ------------------------
ASSETS:
  Investments:
    Scudder Variable Life Investment Fund
      Money Market Portfolio
      Shares 4,808,340
      Cost $4,808,340
      Market Value...........................           $4,808,340                   --                         --
    Scudder Variable Life Investment Fund
     Bond Portfolio
      Shares 1,330,302
      Cost $9,083,110
      Market Value...........................           --                          $ 8,633,660                 --
    Scudder Variable Life Investment Fund
     Capital Growth Portfolio
      Shares 172,092
      Cost $3,826,624
      Market Value...........................           --                           --                         $5,013,036
    Scudder Variable Life Investment Fund
     Growth and Income Portfolio
      Shares 1,105,547
      Cost $12,497,202
      Market Value...........................           --                           --                         --
    Neuberger & Berman Advisers Management
     Trust Partners Portfolio
      Shares 358,360
      Cost $6,869,142
      Market Value...........................           --                           --                         --
    Dreyfus Variable Investment Fund Capital
     Appreciation Portfolio
      Shares 395,896
      Cost $12,981,387
      Market Value...........................           --                           --                         --
    Dreyfus Variable Investment Fund Small
     Cap Portfolio
      Shares 29,630
      Cost $1,708,608
      Market Value...........................           --                           --                         --
    Janus Aspen Series Balanced Portfolio
      Shares 300,541
      Cost $6,385,725
      Market Value...........................           --                           --                         --
    Janus Aspen Series Worldwide Growth
     Portfolio
      Shares 343,244
      Cost $9,300,587
      Market Value...........................           --                           --                         --
  Due from American Maturity Life Insurance
   Company...................................           --                           --                         --
  Receivable from fund shares sold...........                7,188                       17,971                     13,039
                                                        ----------                  -----------                 ----------
  Total Assets...............................            4,815,528                    8,651,631                  5,026,075
                                                        ----------                  -----------                 ----------
LIABILITIES:
  Due to American Maturity Life Insurance
   Company...................................                6,839                       17,979                     13,028
  Payable for fund shares purchased..........           --                           --                         --
                                                        ----------                  -----------                 ----------
  Total Liabilities..........................                6,839                       17,979                     13,028
                                                        ----------                  -----------                 ----------
  Net Assets (variable annuity contract
   liabilities)..............................           $4,808,689                  $ 8,633,652                 $5,013,047
                                                        ==========                  ===========                 ==========
DEFERRED ANNUITY CONTRACTS IN THE
 ACCUMULATION PERIOD:
INDIVIDUAL SUB-ACCOUNTS:
  Units Owned by Participants................              427,541                      768,838                    245,103
  Unit Values................................           $11.247317                  $ 11.229484                 $20.452818

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

_____________________________________SA-2_____________________________________

                                                           SCUDDER            NEUBERGER & BERMAN            DREYFUS
                                                   VARIABLE LIFE INVESTMENT   ADVISERS MANAGEMENT   VARIABLE INVESTMENT FUND
                                                    FUND GROWTH AND INCOME      TRUST PARTNERS        CAPITAL APPRECIATION
                                                          PORTFOLIO                PORTFOLIO               PORTFOLIO
                                                         SUB-ACCOUNT              SUB-ACCOUNT             SUB-ACCOUNT
                                                   ------------------------   -------------------   ------------------------
ASSETS:
  Investments:
    Scudder Variable Life Investment Fund Money
     Market Portfolio
      Shares 4,808,340
      Cost $4,808,340
      Market Value................................         --                        --                    --
    Scudder Variable Life Investment Fund Bond
     Portfolio
      Shares 1,330,302
      Cost $9,083,110
      Market Value................................         --                        --                    --
    Scudder Variable Life Investment Fund Capital
     Growth Portfolio
      Shares 172,092
      Cost $3,826,624
      Market Value................................         --                        --                    --
    Scudder Variable Life Investment Fund Growth
     and Income Portfolio
      Shares 1,105,547
      Cost $12,497,202
      Market Value................................        $12,116,794                --                    --
    Neuberger & Berman Advisers Management Trust
     Partners Portfolio
      Shares 358,360
      Cost $6,869,142
      Market Value................................         --                      $ 7,038,196             --
    Dreyfus Variable Investment Fund Capital
     Appreciation Portfolio
      Shares 395,896
      Cost $12,981,387
      Market Value................................         --                        --                   $15,784,361
    Dreyfus Variable Investment Fund Small Cap
     Portfolio
      Shares 29,630
      Cost $1,708,608
      Market Value................................         --                        --                    --
    Janus Aspen Series Balanced Portfolio
      Shares 300,541
      Cost $6,385,725
      Market Value................................         --                        --                    --
    Janus Aspen Series Worldwide Growth Portfolio
      Shares 343,244
      Cost $9,300,587
      Market Value................................         --                        --                    --
  Due from American Maturity Life Insurance
   Company........................................         --                        --                    --
  Receivable from fund shares sold................             30,126                   25,728                 37,743
                                                          -----------              -----------            -----------
  Total Assets....................................         12,146,920                7,063,924             15,822,104
                                                          -----------              -----------            -----------
LIABILITIES:
  Due to American Maturity Life Insurance
   Company........................................             30,132                   25,730                 37,757
  Payable for fund shares purchased...............         --                        --                    --
                                                          -----------              -----------            -----------
  Total Liabilities...............................             30,132                   25,730                 37,757
                                                          -----------              -----------            -----------
  Net Assets (variable annuity contract
   liabilities)...................................        $12,116,788              $ 7,038,194            $15,784,347
                                                          ===========              ===========            ===========
DEFERRED ANNUITY CONTRACTS IN THE ACCUMULATION
 PERIOD:
INDIVIDUAL SUB-ACCOUNTS:
  Units Owned by Participants.....................            896,633                  518,735                938,600
  Unit Values.....................................        $ 13.513659              $ 13.568003            $ 16.816911

                                                          DREYFUS            JANUS            JANUS
                                                    VARIABLE INVESTMENT   ASPEN SERIES     ASPEN SERIES
                                                      FUND SMALL CAP        BALANCED     WORLDWIDE GROWTH
                                                         PORTFOLIO         PORTFOLIO        PORTFOLIO
                                                        SUB-ACCOUNT       SUB-ACCOUNT      SUB-ACCOUNT
                                                    -------------------   ------------   ----------------
ASSETS:
  Investments:
    Scudder Variable Life Investment Fund Money
     Market Portfolio
      Shares 4,808,340
      Cost $4,808,340
      Market Value................................        --                  --               --
    Scudder Variable Life Investment Fund Bond
     Portfolio
      Shares 1,330,302
      Cost $9,083,110
      Market Value................................        --                  --               --
    Scudder Variable Life Investment Fund Capital
     Growth Portfolio
      Shares 172,092
      Cost $3,826,624
      Market Value................................        --                  --               --
    Scudder Variable Life Investment Fund Growth
     and Income Portfolio
      Shares 1,105,547
      Cost $12,497,202
      Market Value................................        --                  --               --
    Neuberger & Berman Advisers Management Trust
     Partners Portfolio
      Shares 358,360
      Cost $6,869,142
      Market Value................................        --                  --               --
    Dreyfus Variable Investment Fund Capital
     Appreciation Portfolio
      Shares 395,896
      Cost $12,981,387
      Market Value................................        --                  --               --
    Dreyfus Variable Investment Fund Small Cap
     Portfolio
      Shares 29,630
      Cost $1,708,608
      Market Value................................      $ 1,965,677           --               --
    Janus Aspen Series Balanced Portfolio
      Shares 300,541
      Cost $6,385,725
      Market Value................................        --               $8,391,114          --
    Janus Aspen Series Worldwide Growth Portfolio
      Shares 343,244
      Cost $9,300,587
      Market Value................................        --                  --            $16,389,904
  Due from American Maturity Life Insurance
   Company........................................        --                  --               --
  Receivable from fund shares sold................              363             7,095            35,231
                                                        -----------        ----------       -----------
  Total Assets....................................        1,966,040         8,398,209        16,425,135
                                                        -----------        ----------       -----------
LIABILITIES:
  Due to American Maturity Life Insurance
   Company........................................              363             7,064            35,223
  Payable for fund shares purchased...............        --                  --               --
                                                        -----------        ----------       -----------
  Total Liabilities...............................              363             7,064            35,223
                                                        -----------        ----------       -----------
  Net Assets (variable annuity contract
   liabilities)...................................      $ 1,965,677        $8,391,145       $16,389,912
                                                        ===========        ==========       ===========
DEFERRED ANNUITY CONTRACTS IN THE ACCUMULATION
 PERIOD:
INDIVIDUAL SUB-ACCOUNTS:
  Units Owned by Participants.....................          142,098           434,696           689,383
  Unit Values.....................................      $ 13.833259        $19.303459       $ 23.774743

_____________________________________SA-3_____________________________________

SEPARATE ACCOUNT AMLVA
--------------------------------------------------------------------------------
AMERICAN MATURITY LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999

                                                            SCUDDER                   SCUDDER                   SCUDDER
                                                    VARIABLE LIFE INVESTMENT  VARIABLE LIFE INVESTMENT  VARIABLE LIFE INVESTMENT
                                                       FUND MONEY MARKET             FUND BOND            FUND CAPITAL GROWTH
                                                           PORTFOLIO                 PORTFOLIO                 PORTFOLIO
                                                          SUB-ACCOUNT               SUB-ACCOUNT               SUB-ACCOUNT
                                                    ------------------------  ------------------------  ------------------------
INVESTMENT INCOME:
  Dividends.......................................          $234,286                 $ 265,929                 $    9,017
EXPENSES:
  Mortality and expense undertakings..............           (31,254)                  (56,472)                   (24,225)
                                                            --------                 ---------                 ----------
    Net investment income (loss)..................           203,032                   209,457                    (15,208)
                                                            --------                 ---------                 ----------
CAPITAL GAINS INCOME..............................         --                          144,921                    332,916
                                                            --------                 ---------                 ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Net realized (loss) gain on security
   transactions...................................         --                           (6,702)                    11,665
  Net unrealized (depreciation) appreciation of
   investments during the period..................         --                         (490,361)                   912,571
                                                            --------                 ---------                 ----------
    Net (loss) gain on investments................         --                         (497,063)                   924,236
                                                            --------                 ---------                 ----------
    Net increase (decrease) in net assets
     resulting from operations....................          $203,032                 $(142,685)                $1,241,944
                                                            ========                 =========                 ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

_____________________________________SA-4_____________________________________

                                                            SCUDDER           NEUBERGER & BERMAN           DREYFUS
                                                    VARIABLE LIFE INVESTMENT  ADVISERS MANAGEMENT  VARIABLE INVESTMENT FUND
                                                     FUND GROWTH AND INCOME     TRUST PARTNERS       CAPITAL APPRECIATION
                                                           PORTFOLIO               PORTFOLIO              PORTFOLIO
                                                          SUB-ACCOUNT             SUB-ACCOUNT            SUB-ACCOUNT
                                                    ------------------------  -------------------  ------------------------
INVESTMENT INCOME:
  Dividends.......................................          $ 127,464              $ 75,441               $   88,160
EXPENSES:
  Mortality and expense undertakings..............            (76,795)              (43,739)                 (95,483)
                                                            ---------              --------               ----------
    Net investment income (loss)..................             50,669                31,702                   (7,323)
                                                            ---------              --------               ----------
CAPITAL GAINS INCOME..............................            864,986               131,201                   58,938
                                                            ---------              --------               ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Net realized (loss) gain on security
   transactions...................................            (18,067)                3,883                    5,717
  Net unrealized (depreciation) appreciation of
   investments during the period..................           (281,828)              262,669                1,397,346
                                                            ---------              --------               ----------
    Net (loss) gain on investments................           (299,895)              266,552                1,403,063
                                                            ---------              --------               ----------
    Net increase (decrease) in net assets
     resulting from operations....................          $ 615,760              $429,455               $1,454,678
                                                            =========              ========               ==========

                                                          DREYFUS           JANUS           JANUS
                                                    VARIABLE INVESTMENT  ASPEN SERIES    ASPEN SERIES
                                                      FUND SMALL CAP       BALANCED    WORLDWIDE GROWTH
                                                         PORTFOLIO        PORTFOLIO       PORTFOLIO
                                                        SUB-ACCOUNT      SUB-ACCOUNT     SUB-ACCOUNT
                                                    -------------------  ------------  ----------------
INVESTMENT INCOME:
  Dividends.......................................       $  1,165         $  167,665      $   21,847
EXPENSES:
  Mortality and expense undertakings..............        (10,947)           (45,007)        (75,477)
                                                         --------         ----------      ----------
    Net investment income (loss)..................         (9,782)           122,658         (53,630)
                                                         --------         ----------      ----------
CAPITAL GAINS INCOME..............................       --                  --             --
                                                         --------         ----------      ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Net realized (loss) gain on security
   transactions...................................          5,861             17,925         169,970
  Net unrealized (depreciation) appreciation of
   investments during the period..................        357,621          1,438,496       6,315,221
                                                         --------         ----------      ----------
    Net (loss) gain on investments................        363,482          1,456,421       6,485,191
                                                         --------         ----------      ----------
    Net increase (decrease) in net assets
     resulting from operations....................       $353,700         $1,579,079      $6,431,561
                                                         ========         ==========      ==========

_____________________________________SA-5_____________________________________

SEPARATE ACCOUNT AMLVA
--------------------------------------------------------------------------------
AMERICAN MATURITY LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1999

                                                  SCUDDER                   SCUDDER                   SCUDDER
                                          VARIABLE LIFE INVESTMENT  VARIABLE LIFE INVESTMENT  VARIABLE LIFE INVESTMENT
                                             FUND MONEY MARKET             FUND BOND            FUND CAPITAL GROWTH
                                                 PORTFOLIO                 PORTFOLIO                 PORTFOLIO
                                                SUB-ACCOUNT               SUB-ACCOUNT               SUB-ACCOUNT
                                          ------------------------  ------------------------  ------------------------
OPERATIONS:
  Net investment income (loss)..........        $   203,032                $  209,457                $  (15,208)
  Capital gains income..................         --                           144,921                   332,916
  Net realized (loss) gain on security
   transactions.........................         --                            (6,702)                   11,665
  Net unrealized (depreciation)
   appreciation of investments during
   the period...........................         --                          (490,361)                  912,571
                                                -----------                ----------                ----------
  Net increase (decrease) in net assets
   resulting from operations............            203,032                  (142,685)                1,241,944
                                                -----------                ----------                ----------
UNIT TRANSACTIONS:
  Purchases.............................          2,804,214                 1,980,360                   816,055
  Net transfers.........................         (1,904,451)                  244,508                   399,493
  Surrenders for benefit payments and
   fees.................................           (293,387)                 (502,365)                 (312,789)
  Net annuity transactions..............         --                        --                        --
                                                -----------                ----------                ----------
  Net increase (decrease) in net assets
   resulting from unit transactions.....            606,376                 1,722,503                   902,759
                                                -----------                ----------                ----------
  Total increase in net assets..........            809,408                 1,579,818                 2,144,703
NET ASSETS:
  Beginning of period...................          3,999,281                 7,053,834                 2,868,344
                                                -----------                ----------                ----------
  End of period.........................        $ 4,808,689                $8,633,652                $5,013,047
                                                ===========                ==========                ==========

AMERICAN MATURITY LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1998

                                       SCUDDER                     SCUDDER                     SCUDDER
                               VARIABLE LIFE INVESTMENT    VARIABLE LIFE INVESTMENT    VARIABLE LIFE INVESTMENT
                                  FUND MONEY MARKET               FUND BOND              FUND CAPITAL GROWTH
                                      PORTFOLIO                   PORTFOLIO                   PORTFOLIO
                                     SUB-ACCOUNT                 SUB-ACCOUNT                 SUB-ACCOUNT
                               ------------------------    ------------------------    ------------------------
OPERATIONS:
  Net investment income
   (loss)..................          $    97,480                  $  146,880                  $   (2,035)
  Capital gains income.....           --                               3,650                      42,529
  Net realized gain (loss)
   on security
   transactions............           --                                 629                      (5,726)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period..................           --                              32,172                     263,771
                                     -----------                  ----------                  ----------
  Net increase (decrease)
   in net assets resulting
   from operations.........               97,480                     183,331                     298,539
                                     -----------                  ----------                  ----------
UNIT TRANSACTIONS:
  Purchases................           10,698,733                   5,222,099                   1,667,990
  Net transfers............           (7,086,472)                  1,174,593                     426,611
  Surrenders for benefit
   payments and fees.......              (52,625)                    (84,349)                    (88,437)
                                     -----------                  ----------                  ----------
  Net increase (decrease)
   in net assets resulting
   from unit
   transactions............            3,559,636                   6,312,343                   2,006,164
                                     -----------                  ----------                  ----------
  Total increase (decrease)
   in net assets...........            3,657,116                   6,495,674                   2,304,703
NET ASSETS:
  Beginning of period......              342,165                     558,160                     563,641
                                     -----------                  ----------                  ----------
  End of period............          $ 3,999,281                  $7,053,834                  $2,868,344
                                     ===========                  ==========                  ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

_____________________________________SA-6_____________________________________

                                                  SCUDDER           NEUBERGER & BERMAN           DREYFUS
                                          VARIABLE LIFE INVESTMENT  ADVISERS MANAGEMENT  VARIABLE INVESTMENT FUND
                                           FUND GROWTH AND INCOME     TRUST PARTNERS       CAPITAL APPRECIATION
                                                 PORTFOLIO               PORTFOLIO              PORTFOLIO
                                                SUB-ACCOUNT             SUB-ACCOUNT            SUB-ACCOUNT
                                          ------------------------  -------------------  ------------------------
OPERATIONS:
  Net investment income (loss)..........         $    50,669            $   31,702             $    (7,323)
  Capital gains income..................             864,986               131,201                  58,938
  Net realized (loss) gain on security
   transactions.........................             (18,067)                3,883                   5,717
  Net unrealized (depreciation)
   appreciation of investments during
   the period...........................            (281,828)              262,669               1,397,346
                                                 -----------            ----------             -----------
  Net increase (decrease) in net assets
   resulting from operations............             615,760               429,455               1,454,678
                                                 -----------            ----------             -----------
UNIT TRANSACTIONS:
  Purchases.............................           2,117,964             1,214,096               3,729,452
  Net transfers.........................            (284,325)             (174,104)                (28,950)
  Surrenders for benefit payments and
   fees.................................            (677,795)             (379,759)               (893,569)
  Net annuity transactions..............          --                      --                        34,245
                                                 -----------            ----------             -----------
  Net increase (decrease) in net assets
   resulting from unit transactions.....           1,155,844               660,233               2,841,178
                                                 -----------            ----------             -----------
  Total increase in net assets..........           1,771,604             1,089,688               4,295,856
NET ASSETS:
  Beginning of period...................          10,345,184             5,948,506              11,488,491
                                                 -----------            ----------             -----------
  End of period.........................         $12,116,788            $7,038,194             $15,784,347
                                                 ===========            ==========             ===========

                                                DREYFUS           JANUS           JANUS
                                          VARIABLE INVESTMENT  ASPEN SERIES    ASPEN SERIES
                                            FUND SMALL CAP       BALANCED    WORLDWIDE GROWTH
                                               PORTFOLIO        PORTFOLIO       PORTFOLIO
                                              SUB-ACCOUNT      SUB-ACCOUNT     SUB-ACCOUNT
                                          -------------------  ------------  ----------------
OPERATIONS:
  Net investment income (loss)..........      $   (9,782)       $  122,658     $   (53,630)
  Capital gains income..................        --                 --             --
  Net realized (loss) gain on security
   transactions.........................           5,861            17,925         169,970
  Net unrealized (depreciation)
   appreciation of investments during
   the period...........................         357,621         1,438,496       6,315,221
                                              ----------        ----------     -----------
  Net increase (decrease) in net assets
   resulting from operations............         353,700         1,579,079       6,431,561
                                              ----------        ----------     -----------
UNIT TRANSACTIONS:
  Purchases.............................         242,511         2,419,617       2,645,030
  Net transfers.........................        (154,332)        1,006,638        (451,507)
  Surrenders for benefit payments and
   fees.................................        (117,676)         (503,665)       (811,901)
  Net annuity transactions..............          15,768           --             --
                                              ----------        ----------     -----------
  Net increase (decrease) in net assets
   resulting from unit transactions.....         (13,729)        2,922,590       1,381,622
                                              ----------        ----------     -----------
  Total increase in net assets..........         339,971         4,501,669       7,813,183
NET ASSETS:
  Beginning of period...................       1,625,706         3,889,476       8,576,729
                                              ----------        ----------     -----------
  End of period.........................      $1,965,677        $8,391,145     $16,389,912
                                              ==========        ==========     ===========

                                    SCUDDER            NEUBERGER & BERMAN            DREYFUS                  DREYFUS
                            VARIABLE LIFE INVESTMENT   ADVISERS MANAGEMENT   VARIABLE INVESTMENT FUND   VARIABLE INVESTMENT
                             FUND GROWTH AND INCOME      TRUST PARTNERS        CAPITAL APPRECIATION       FUND SMALL CAP
                                   PORTFOLIO                PORTFOLIO               PORTFOLIO                PORTFOLIO
                                  SUB-ACCOUNT              SUB-ACCOUNT             SUB-ACCOUNT              SUB-ACCOUNT
                            ------------------------   -------------------   ------------------------   -------------------
OPERATIONS:
  Net investment income
   (loss)..................       $    76,351              $  (24,149)             $    12,503               $   (8,774)
  Capital gains income.....           177,059                 159,547                      843                   26,295
  Net realized gain (loss)
   on security
   transactions............               (14)                 (1,286)                    (983)                  (5,037)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period..................          (157,083)               (124,793)               1,382,443                  (80,516)
                                  -----------              ----------              -----------               ----------
  Net increase (decrease)
   in net assets resulting
   from operations.........            96,313                   9,319                1,394,806                  (68,032)
                                  -----------              ----------              -----------               ----------
UNIT TRANSACTIONS:
  Purchases................         7,063,101               4,250,056                7,506,702                1,181,613
  Net transfers............         1,254,596                 929,649                1,443,526                  150,817
  Surrenders for benefit
   payments and fees.......          (127,148)               (118,610)                (151,411)                 (56,622)
                                  -----------              ----------              -----------               ----------
  Net increase (decrease)
   in net assets resulting
   from unit
   transactions............         8,190,549               5,061,095                8,798,817                1,275,808
                                  -----------              ----------              -----------               ----------
  Total increase (decrease)
   in net assets...........         8,286,862               5,070,414               10,193,623                1,207,776
NET ASSETS:
  Beginning of period......         2,058,322                 878,092                1,294,868                  417,930
                                  -----------              ----------              -----------               ----------
  End of period............       $10,345,184              $5,948,506              $11,488,491               $1,625,706
                                  ===========              ==========              ===========               ==========

                                JANUS            JANUS
                             ASPEN SERIES     ASPEN SERIES
                               BALANCED     WORLDWIDE GROWTH
                              PORTFOLIO        PORTFOLIO
                             SUB-ACCOUNT      SUB-ACCOUNT
                             ------------   ----------------
OPERATIONS:
  Net investment income
   (loss)..................   $   66,851       $    89,681
  Capital gains income.....       10,381            49,802
  Net realized gain (loss)
   on security
   transactions............          512            (1,726)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period..................      556,033           769,638
                              ----------       -----------
  Net increase (decrease)
   in net assets resulting
   from operations.........      633,777           907,395
                              ----------       -----------
UNIT TRANSACTIONS:
  Purchases................    2,272,711         5,236,711
  Net transfers............      798,826         1,274,902
  Surrenders for benefit
   payments and fees.......     (114,573)         (162,489)
                              ----------       -----------
  Net increase (decrease)
   in net assets resulting
   from unit
   transactions............    2,956,964         6,349,124
                              ----------       -----------
  Total increase (decrease)
   in net assets...........    3,590,741         7,256,519
NET ASSETS:
  Beginning of period......      298,735         1,320,210
                              ----------       -----------
  End of period............   $3,889,476       $ 8,576,729
                              ==========       ===========

_____________________________________SA-7_____________________________________

SEPARATE ACCOUNT AMLVA
--------------------------------------------------------------------------------
AMERICAN MATURITY LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31,1999

 1.  ORGANIZATION:

    Separate Account AMLVA (the Account) is a separate investment account within American Maturity Life Insurance Company (the Company) and is registered with the Securities and Exchange Commission (SEC) as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The Account invests deposits by variable annuity contractowners of the Company in various mutual funds (the Funds) as directed by the contractowners.

 2.  SIGNIFICANT ACCOUNTING POLICIES:

    The following is a summary of significant accounting policies of the Account, which are in accordance with generally accepted accounting principles in the investment company industry:

   a) SECURITY TRANSACTIONS--Security transactions are recorded on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sales of securities are computed on the basis of identified cost of the fund shares sold. Dividend and capital gains income is accrued as of the ex-dividend date. Capital gains income represents dividends from the Funds which are characterized as capital gains under tax regulations.

   b) SECURITY VALUATION--The investments in shares of the Funds are valued at the closing net asset value per share as determined by the appropriate Fund as of December 31, 1999.

   c) UNIT TRANSACTIONS--Unit transactions are executed based on the unit values calculated at the close of the business day.

   d) FEDERAL INCOME TAXES--The operations of the Account form a part of, and are taxed with, the total operations of the Company, which is taxed as an insurance company under the Internal Revenue Code. Under current law, no Federal income taxes are payable with respect to the operations of the Account.

   e) USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

 3.  ADMINISTRATION OF THE ACCOUNT AND RELATED CHARGES:

   a) MORTALITY AND EXPENSE UNDERTAKINGS--The Company, as issuer of variable annuity contracts, provides the mortality and expense undertakings and, with respect to the Account, receives a maximum annual fee of up to .65% of the Account's average daily net assets. The Company also provides administrative services and receives an annual fee of 0.20% of the Account's average daily net assets.

   b) DEDUCTION OF ANNUAL MAINTENANCE FEE--Annual maintenance fees are deducted through termination of units of interest from applicable contract owners' accounts, in accordance with the terms of the contracts. These charges are reflected in Surrenders for benefit payments and fees on the accompanying statements of changes in net assets.

_____________________________________SA-8_____________________________________

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    ----------------------------------------


To the Board of Directors of
         American Maturity Life Insurance Company:



We have audited the accompanying statutory balance sheets of American Maturity Life Insurance Company (a Connecticut Corporation) (the Company) as of December 31, 1999 and 1998, and the related statutory statements of operations, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 1999. These statutory financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these statutory financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

The Company presents its financial statements in conformity with statutory accounting practices as described in Note 1 of notes to statutory financial statements. When financial statements are presented for purposes other than for filing with a regulatory agency, auditing standards generally accepted in the United States require that an auditors' report on them state whether they are presented in conformity with accounting principles generally accepted in the United States. The accounting practices used by the Company vary from accounting principles generally accepted in the United States as explained and quantified in Note 1.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the statutory financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of the Company as of December 31, 1999 and 1998, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 1999.

In our opinion, the statutory financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 1999 and 1998, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1999 in conformity with statutory accounting practices as described in Note 1.




                                             ARTHUR ANDERSEN LLP

Hartford, Connecticut
January 31, 2000

                    AMERICAN MATURITY LIFE INSURANCE COMPANY
                            STATUTORY BALANCE SHEETS
                        AS OF DECEMBER 31, 1999 AND 1998
                      (in thousands, except for share data)


                                                                          1999              1998
                                                                          ----              ----
ASSETS:
  Bonds                                                                   $ 21,504         $ 18,173
  Cash and short-term investments                                           40,185           45,679
                                                                          --------         --------
              Total cash and invested assets                                61,689           63,852

  Investment income due and accrued                                            335              305
  Other assets                                                                 463              279
  Separate account assets                                                  196,972          175,305
                                                                          --------         --------
              Total assets                                                $259,459         $239,741
                                                                          ========         ========

LIABILITIES:
  Aggregate reserves for future benefits                                  $  7,457         $  6,791
  Liability for premium and other deposit
    funds                                                                   20,425           17,757
  Asset valuation reserve                                                      948              725
  Payable to affiliates                                                        181              719
  Transfers from separate accounts due
    or accrued                                                              (1,854)          (2,312)
  Other liabilities                                                          1,203            1,654
  Separate account liabilities                                             196,972          175,305
                                                                          --------         --------
              Total liabilities                                            225,332          200,639
                                                                          --------         --------

COMMITMENTS AND CONTINGENCIES (Note 7)

CAPITAL AND SURPLUS:
  Common stock, $200 par value; 15,000
    shares authorized, 12,500 shares
    issued and outstanding                                                   2,500            2,500
  Gross paid-in and contributed surplus                                     57,500           57,500
  Unassigned funds                                                         (25,873)         (20,898)
                                                                          --------         --------
              Total capital and surplus                                     34,127           39,102
                                                                          --------         --------
              Total liabilities and capital
                and surplus                                               $259,459         $239,741
                                                                          ========         ========


                     The accompanying notes are an integral
                  part of these statutory financial statements.

                    AMERICAN MATURITY LIFE INSURANCE COMPANY
                       STATUTORY STATEMENTS OF OPERATIONS
              FOR THE YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997
                                 (in thousands)


                                                                       1999                1998           1997
                                                                       ----                ----           ----
REVENUES:
  Premiums and annuity considerations                                 $ 3,350             $ 7,553          $ 4,342
  Annuity and other fund deposits                                      21,107              60,610           64,872
  Net investment income                                                 3,351               3,215            1,390
  Other revenues                                                          932                 303               10
                                                                      -------             -------          -------
                Total revenues                                         28,740              71,681           70,614
                                                                      -------             -------          -------

BENEFITS AND EXPENSES:
  Surrenders and other benefit payments                                15,451              10,358            4,904
  General insurance expenses                                            3,938              10,622           10,592
  Increase in aggregate reserve for future
    benefits and liability for premium and
    other deposit funds                                                 3,334              16,551            4,308
  Net transfers to separate accounts                                   10,765              38,770           57,081
  Other expenses                                                            4                  12               19
                                                                      -------             -------          -------
                Total benefits and expenses                            33,492              76,313           76,904
                                                                      -------             -------          -------

LOSS FROM OPERATIONS BEFORE FEDERAL
  INCOME TAXES                                                         (4,752)             (4,632)         (6,290)

FEDERAL INCOME TAXES                                                     -                   -                -
                                                                      -------             -------          -------
LOSS FROM OPERATIONS                                                   (4,752)             (4,632)          (6,290)

REALIZED CAPITAL GAINS, NET OF FEDERAL
  INCOME TAXES                                                           -                  18                8
                                                                      -------             -------          -------
NET LOSS                                                              $(4,752)            $(4,614)         $(6,282)
                                                                      =======             =======          =======


                     The accompanying notes are an integral
                  part of these statutory financial statements.

                    AMERICAN MATURITY LIFE INSURANCE COMPANY
             STATUTORY STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS
              FOR THE YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997
                                 (in thousands)


                                                                       1999                1998            1997
                                                                       ----                ----            ----
CAPITAL AND SURPLUS - beginning of year                               $39,102             $43,963          $10,474
                                                                      -------             -------          -------

    Net loss                                                           (4,752)             (4,614)          (6,282)
    Change in asset valuation reserve                                    (223)               (247)            (229)
    Contribution of capital                                              -                   -              40,000
                                                                      -------             -------          -------
                Changes in capital and surplus                         (4,975)             (4,861)          33,489
                                                                      -------             -------          -------
CAPITAL AND SURPLUS - end of year                                     $34,127             $39,102          $43,963
                                                                      =======             =======          =======








                     The accompanying notes are an integral
                  part of these statutory financial statements.

                    AMERICAN MATURITY LIFE INSURANCE COMPANY
                       STATUTORY STATEMENTS OF CASH FLOWS
              FOR THE YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997
                                 (in thousands)



                                                                        1999              1998           1997
                                                                        ----              ----           ----
OPERATIONS:
  Premiums, annuity considerations and
    fund deposits                                                        $24,456          $68,163        $69,215
  Investment income                                                        3,373            3,213          1,423
  Investment management fees                                                 931              302           -
  Other income                                                                (4)              87           -
                                                                         -------          -------        -------
                Total revenues                                            28,756           71,765         70,638
                                                                         -------          -------        -------

  Benefits paid                                                           15,451           10,357          4,904
  Net transfers to separate accounts                                      10,307           40,290         59,165
  Other expenses                                                           4,045           10,928         10,415
                                                                         -------          -------        -------
                Total benefits and expenses                               29,803           61,575         74,484
                                                                         -------          -------        -------
                Net cash (used for) provided by
                  operations                                              (1,047)          10,190         (3,846)
                                                                         -------          -------        -------

PROCEEDS FROM INVESTMENTS:
  Bonds                                                                    1,063            4,770          2,488
  Other                                                                     -                  17           -
                                                                         -------          -------        -------
                Net investment proceeds                                    1,063            4,787          2,488

OTHER CASH PROVIDED:
  Capital and surplus paid-in                                               -                -            40,000
  Other sources                                                              127              312            528
                                                                         -------          -------        -------
                Total proceeds                                             1,190            5,099         43,016
                                                                         -------          -------        -------

COST OF INVESTMENTS ACQUIRED:
  Bonds                                                                    4,447            9,710          5,886
                                                                         -------          -------        -------
                Total investments acquired                                 4,447            9,710          5,886
                                                                         -------          -------        -------

TOTAL OTHER CASH APPLIED                                                   1,190              554             45
                                                                         -------          -------        -------
                Total applications                                         5,637           10,264          5,931
                                                                         -------          -------        -------

NET CHANGE IN CASH AND SHORT-TERM INVESTMENTS                             (5,494)           5,025         33,239

CASH AND SHORT-TERM INVESTMENTS,
  beginning of year                                                       45,679           40,654          7,415
                                                                         -------          -------        -------
CASH AND SHORT-TERM INVESTMENTS,
  end of year                                                            $40,185          $45,679        $40,654
                                                                         =======          =======        =======


                     The accompanying notes are an integral
                  part of these statutory financial statements.

                    AMERICAN MATURITY LIFE INSURANCE COMPANY
                     NOTES TO STATUTORY FINANCIAL STATEMENTS
                        DECEMBER 31, 1999, 1998 AND 1997
              (Dollar amounts in thousands unless otherwise noted)



1.     SIGNIFICANT ACCOUNTING POLICIES:

       ORGANIZATION -

       American Maturity Life Insurance Company (AML or the Company), formerly First Equicor Life Insurance Company (FELIC), is a sixty percent owned subsidiary of Hartford Life and Accident Insurance Company (HLA), which is a direct subsidiary of Hartford Life, Inc. (HLI). HLI is an indirect subsidiary of The Hartford Financial Services Group, Inc. (The Hartford).

       Forty percent of the common stock of the Company is owned by Pacific Life Insurance Company (PLIC).

       AML offered annuities exclusively to members of The American Association of Retired Persons (AARP). On April 12, 1999, the Board of Directors decided to suspend the marketing and acceptance of new applications for the annuity program.

       BASIS OF PRESENTATION -

       The financial statements are prepared in conformity with statutory accounting practices prescribed or permitted by the National Association of Insurance Commissioners (NAIC) and the State of Connecticut Department of Insurance.

       Statutory accounting practices (SAP) and generally accepted accounting principles (GAAP) differ in certain material respects. These differences principally involve:

       a. Treatment of policy acquisition costs (commissions, underwriting and selling expenses, premium taxes, etc.), which are charged to expense when incurred under SAP rather than on a pro-rata basis over the expected life of the policies for GAAP;

       b. Recognition of premium revenues, which for SAP are generally recorded as collected or when due during the premium paying period of the contract, and which for GAAP are only recorded for policy charges for contract administration and surrender charges assessed to policy account balances;

       c. Development of reserves for future benefits, which for SAP predominantly use methods prescribed by the NAIC which vary considerably from interest and mortality assumptions used for GAAP;

       d. Providing for income taxes based on current taxable (tax return) income only for SAP, rather than establishing additional assets or liabilities for deferred income taxes to recognize the tax effect related to reporting revenues and expenses in different periods for financial reporting and tax return purposes;

       e. Excluding certain GAAP assets designated as non-admitted assets (e.g., past due agents' balances and furniture and equipment) from the balance sheet for SAP by directly charging surplus;

       f. Accruals are established for post-retirement and post-employment health care benefits currently or using a twenty year phase-in approach, whereas GAAP liabilities are required to be recorded as incurred;

       g. For SAP a formula reserve is established for realized and unrealized losses due to default and equity risk associated with certain invested assets (Asset Valuation Reserve or AVR) and the deferral and amortization of realized gains and losses, motivated by changes in interest rates during the period the asset is held, into income over the remaining life to maturity of the asset sold (Interest Maintenance Reserve or IMR), whereas on a GAAP basis, no such formula reserve is required and realized gains and losses are recognized in the statement of operations in the period the asset is sold;

       h. The reporting of bonds at amortized cost under SAP, whereas GAAP requires that fixed maturities be classified as "held-to-maturity," "available-for-sale" or "trading" based on the Company's intentions with respect to the ultimate disposition of the security and its ability to effect those intentions. The Company's fixed maturities were classified on a GAAP basis as "available-for-sale" and accordingly, those investments were reflected at fair value with the corresponding impact included as a component of Capital and Surplus; and

       i. No re-evaluation of assets and liabilities upon the acquisition of FELIC by HLA under SAP, whereas on a GAAP basis the assets and liabilities were re-valued to their fair values on the purchase date, with the excess of the purchase price over the net fair value recorded as goodwill.

       The significant differences between the SAP and GAAP net loss for the years ended December 31, 1999, 1998 and 1997 is summarized as follows:


                                                                      1999                1998            1997
                                                                      ----                ----            ----
              GAAP net loss:                                         $  (962)            $(4,553)        $(6,977)

              Deferral of policy acquisition
                costs, net of amortization                              (398)             (1,785)         (1,294)
              Capitalized software                                        40                  40              40
              Reserves and deposit liabilities                        (3,729)              1,859           2,139
              Amortization of goodwill                                    55                  55              55
              Other, net                                                 242                (230)           (245)
                                                                     -------             -------         -------
              Statutory net loss                                     $(4,752)            $(4,614)        $(6,282)
                                                                     =======             =======         =======


       The significant differences between SAP and GAAP capital and surplus as of December 31, 1999 and 1998 are summarized as follows:


                                                                                          1999             1998
                                                                                          ----             ----
              GAAP capital and surplus:                                                  $39,820         $42,009

              Deferral of policy acquisition costs                                        (4,142)         (3,784)
              Capitalized software                                                           (40)            (40)
              Reserves and deposit liabilities                                               724           4,453
              Asset valuation reserve                                                       (948)           (725)
              Net unrealized loss (gain) on securities                                       637            (589)
              Goodwill                                                                    (1,915)         (1,970)
              Other, net                                                                      (9)           (252)
                                                                                         -------         -------
              Statutory capital and surplus                                              $34,127         $39,102
                                                                                         =======         =======


       AGGREGATE RESERVES FOR FUTURE BENEFITS AND LIABILITIES FOR PREMIUM AND OTHER DEPOSIT FUNDS -

       Aggregate reserves for payment of annuity benefits were computed in accordance with actuarial standards. On-benefit annuity reserves were based principally on Group Annuity Tables at an interest rate of 6.25%, 6.25% and 6.75% for 1999, 1998 and 1997 policy issues, respectively. Premium and deposit funds were generally valued on the Commissioner's Annuity Reserve Valuation Method (CARVM).

       SEPARATE ACCOUNTS -

       The Company maintains separate account assets and liabilities which are reported at fair value. Separate accounts reflect two categories of risk assumption: non-guaranteed separate accounts, wherein the policyholder assumes the investment risk, and guaranteed separate accounts, wherein the Company contractually guarantees either a minimum return or account value to the policyholder. Non-guaranteed separate account assets are segregated from other investments, and investment income and gains and losses accrue directly to the policyholders.

       INVESTMENTS -

       Investments include bonds carried at amortized cost. Bonds which are deemed ineligible to be held at amortized cost by the NAIC Securities Valuation Office (SVO) are carried at the appropriate SVO published value. When a permanent reduction in the value of securities occurs, the decrease is reported as a realized loss in the statutory statements of operations and the carrying value is adjusted accordingly.

       Realized capital gains and losses, net of taxes and amounts transferred to the IMR, are reported in the statutory statements of operations. The AVR is designed to provide a standardized reserving process for realized and unrealized losses due to default and equity risks associated with invested assets. The AVR was increased by $224, $247, and $229 in 1999, 1998, and 1997, respectively. The IMR captures realized capital gains and losses, net of applicable income taxes, resulting from changes in interest rates and amortizes those gains or losses into income over the remaining life of the assets sold. Capital gains and losses of $2, $2, and $10, for 1999, 1998, and 1997, respectively, were reclassified to the IMR. There was also amortization of $2, $1, and $1, for 1999, 1998, and 1997, respectively. Realized gains and losses are determined on a specific identification basis.

       CODIFICATION -

       The NAIC adopted the Codification of Statutory Accounting principles in March 1998. The proposed effective date for this statutory accounting guidance is January 1, 2001. It is expected that Connecticut, the Company's domicilliary state, will adopt these accounting standards and therefore, the Company will make the necessary accounting and reporting changes required for implementation. The Company has not yet determined the impact that these new accounting standards will have on its statutory basis financial statements.

       USE OF ESTIMATES -

       The preparation of financial statements in conformity with statutory accounting practices requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The most significant estimates include those used in determining the liability for premium and other deposit funds and aggregate reserves for future benefits. Although some variability is inherent in these estimates, management believes the amounts provided are adequate.


2.     INVESTMENTS:

       COMPONENTS OF NET INVESTMENT INCOME -
                                                                              1999           1998         1997
                                                                              ----           ----         ----
       Interest income from bonds and short-term
         investments                                                          $3,597         $3,285      $1,477
                                                                              ------         ------      ------
       Gross investment income                                                 3,597          3,285       1,477

       Less:  investment expenses                                                246             70          87
                                                                              ------         ------      ------
       Net investment income                                                  $3,351         $3,215      $1,390
                                                                              ======         ======      ======


       UNREALIZED CAPITAL GAINS (LOSSES) ON BONDS AND SHORT TERM INVESTMENTS -


                                                                               1999          1998         1997
                                                                               ----          ----         ----
       Gross unrealized capital gains at end
         of year                                                             $    20          $604         $256

       Gross unrealized capital losses
         at end of year                                                         (657)          (15)         -
                                                                             -------          ----         ----
       Net unrealized capital (losses) gains                                    (637)          589          256

       Balance at beginning of year                                              589           256           41
                                                                             -------          ----         ----
       Net change in net unrealized gains                                    $(1,226)         $333         $215
                                                                             =======          ====         ====

       BONDS AND SHORT-TERM INVESTMENTS -



                                                                  DECEMBER 31, 1999
                                                --------------------------------------------------------
                                                Amortized       Unrealized       Unrealized      Fair
                                                  Cost             Gains           Losses        Value
                                                ---------       ----------       ----------     --------
       U.S. government and
         government agencies and
         authorities - guaranteed
         and sponsored                           $ 6,476            $ 16           $ (52)         $ 6,440
       All other corporate                        15,028               4            (605)          14,427
       Short-term investments                     40,105             -               -             40,105
                                                 -------            ----           -----          -------
                Total                            $61,609            $ 20           $(657)         $60,972
                                                 =======            ====           =====          =======

                                                                  DECEMBER 31, 1998
                                                --------------------------------------------------------
                                                Amortized       Unrealized       Unrealized      Fair
                                                  Cost             Gains           Losses        Value
                                                ---------       ----------       ----------     --------
       U.S. government and
         government agencies and
         authorities - guaranteed
         and sponsored                           $ 6,594            $310            $ -           $ 6,904
       All other corporate                        11,579             294             (15)          11,858
       Short-term investments                     45,521              -               -            45,521
                                                 -------            ----            ----          -------
                Total                            $63,694            $604            $(15)         $64,283
                                                 =======            ====            ====          =======


       The amortized cost and estimated market value of bonds and short-term investments at December 31, 1999 by anticipated maturity are listed in the table below. Actual maturities will vary from contractual maturities due to the right to call or prepay.


                                                                                                 1999
                                                                                      -------------------------
                                                                                               Estimated
                                                                                      Amortized           Fair
                     MATURITY                                                           Cost              Value
                                                                                        ----              -----
       Due in one year or less                                                          $42,045          $41,988
       Due after one year through five years                                              9,783            9,493
       Due after five years through ten years                                             7,562            7,338
       Due after ten years                                                                2,219            2,153
                                                                                        -------          -------
                       Total                                                            $61,609          $60,972
                                                                                        =======          =======


       Proceeds from the sales and maturities of long-term fixed maturity investments were $1,063, $4,770 and $2,488 in 1999, 1998 and 1997, respectively. For the year ended December 31, 1999, 1998 and 1997 there were $0, $18 and $8 of net realized gains, respectively.

       CONCENTRATION OF CREDIT RISK -

       Excluding U.S. government and government agencies and authorities investments, the Company is not exposed to any significant concentration of credit risk.

       SECURITIES ON DEPOSIT -

       The Company has approximately $6.5 million of U.S. Treasury securities on deposit with various state insurance departments, as required by state law.


3.     RELATED PARTY TRANSACTIONS:

       Transactions between the Company and its affiliates within The Hartford relate principally to rent and salaries. Rent and salaries allocated by HLA to the Company were $1,855, $2,896 and $2,409 for the years ended December 31, 1999, 1998 and 1997, respectively. Investment management fees were allocated by Hartford Investment Management Company (HIMCO) and are a component of net investment income.

       The Company has a capital maintenance agreement with HLA and PLIC whereby if, during the term of the Company's contract with AARP, the total adjusted capital of the Company falls below 150% of the company action level risk-based capital (RBC), HLA and PLIC are required to make capital contributions, in proportion to their respective ownership percentages, so that the Company's total adjusted capital meets 150% of the company action level RBC. Also, after termination of the Company's contract with the AARP, HLA and PLIC are required to make capital contributions, in proportion to their respective ownership percentages, so that the Company meets 100% of the company action level RBC. As of December 31, 1999, the Company's total adjusted capital exceeded 150% of the company action level RBC.

4.     FEDERAL INCOME TAXES:

       The Company files its own Federal income tax return. No Federal income taxes were paid or payable for the years ended December 31, 1999, 1998 and 1997. The primary difference between applying the statutory rate to the pre-tax loss and the Federal income tax expense relates to the Company's inability to carryback the 1998 tax return loss to receive a benefit currently.


5.     CAPITAL AND SURPLUS AND SHAREHOLDER DIVIDEND RESTRICTIONS:

       The maximum amount of dividends which can be paid without prior approval by State of Connecticut domiciled insurance companies to shareholders is restricted to the greater of 10% of surplus as of the preceding December 31 or the net gain from operations of the previous year. During 2000, the maximum amount of dividends which may be paid approximates $3.9 million. Dividends are paid as determined by the Company's Board of Directors and are not cumulative. There were no dividends declared or paid for the years ended December 31, 1999, 1998 and 1997.


6.     PENSION PLANS AND OTHER POST-RETIREMENT AND POST-EMPLOYMENT BENEFITS:

       HLI's employees, which include those allocated to the Company, are included in The Hartford's non-contributory defined benefit pension plans. These plans provide pension benefits that are based on years of service and the employee's compensation during the last ten years of employment. The Hartford's funding policy is to contribute annually an amount between the minimum funding requirements set forth in the Employee Retirement Income Security Act of 1974, as amended, and the maximum amount that can be deducted for Federal income tax purposes. The Company also participates in an Investment and Savings Plan sponsored by The Hartford which is available to substantially all employees. This Plan includes a deferred contribution option under IRC Section 401(k). The liabilities for these plans are included in the financial statements of The Hartford, and a portion of the expenses were allocated to the Company by HLA as part of rent and salaries (see Note 3).

       HLI's employees are included in The Hartford's contributory post-retirement defined health care and life insurance benefit plans. These plans provide health care and life insurance benefits for eligible retired employees. Substantially all employees may become eligible for those benefits if they reach normal or early retirement age while still working for the Company. The Hartford has prefunded a portion of the health care and life insurance obligations through trust funds where such prefunding can be accomplished on a tax effective basis.

       Post-retirement liabilities and expenses are allocated to the Company by The Hartford. The assumed rate of future increases in the per capita cost of health care (the health care trend rate) was 7.1% and 7.8% for 1999 and 1998, respectively, decreasing ratably to 5% in the year 2003. Increasing the health care trend rates by one percent per year would have an immaterial impact on the accumulated post-retirement benefit obligation and the annual expense. The post-retirement benefit expense allocated to the Company was not significant in 1999, 1998 and 1997.

       Post-employment benefits are primarily comprised of obligations to provide medical and life insurance to employees on long-term disability. The post-employment benefit expense was not significant in 1999, 1998, and 1997.


7.     COMMITMENTS AND CONTINGENCIES:

       Under Insurance Guaranty Fund laws in most states, insurers doing business therein can be assessed up to prescribed limits for policyholder losses incurred by insolvent companies. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's own financial strength. Additionally, Guaranty Fund assessments are used to reduce state premium taxes paid by the Company in certain states. The Company paid guaranty fund assessments of approximately $13 and $52 in 1999 and 1998, respectively, of which $5 in 1999 and $41 in 1998 were estimated to be creditable against premium taxes.


8.     SEPARATE ACCOUNTS:

       The Company maintained separate account assets totaling $197.0 million and $175.3 million and liabilities totaling $197.0 million and $175.3 million as of December 31, 1999 and December 31, 1998, respectively, which are reported at fair value. Separate accounts reflect two categories of risk assumption: non-guaranteed separate accounts totaling $80.1 million and $55.8 million at December 31, 1999 and 1998, respectively, wherein the policyholder assumes the investment risk, and guaranteed separate accounts totaling $116.9 million and $119.5 million at December 31, 1999 and 1998, respectively, wherein the Company contractually guarantees either a minimum return or account value to the policyholder. Net investment income (including net realized capital gains and losses) and interest credited to policyholders on separate account assets are not separately reflected in the statutory statements of operations, but are recorded net, as a component of net transfers to separate accounts.

       Non-guaranteed separate account assets are segregated from other investments and net investment income and net realized capital gains and losses accrue directly to the policyholder. The separate accounts also include guaranteed individual annuity contracts. The average credited interest rate on these contracts was 6.29% at December 31, 1999. The assets that support these liabilities were comprised of $114.8 million and $117.5 million in bonds at December 31, 1999 and 1998. The portfolios are segregated from other investments and are managed so as to minimize liquidity and interest rate risk. To minimize the risk of disintermediation associated with early withdrawals, guaranteed individual annuity contracts carry a graded surrender charge as well as a market value adjustment.